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                                                                   Exhibit 4.13
================================================================================

                          CORPORATE PROPERTY INVESTORS
                                     Issuer

                                       and

                                  CHEMICAL BANK
                                     Trustee

                               -------------------

                                    Indenture

                           Dated as of March 15, 1996

                               -------------------

                                  $250,000,000

                              7 7/8% Notes Due 2016

================================================================================

               DISCLAIMER OF LIABILITY OF SHAREHOLDERS AND OTHERS

            Corporate Property Investors is the designation of the Trustees under a Declaration of Trust, as amended and restated, on file with the Secretary of State of the Commonwealth of Massachusetts, and neither the shareholders nor the Trustees, officers, employees or agents of the Trust Created thereby, nor any of their personal assets, shall be liable hereunder (or under any Note), and all persons dealing with the Trust shall look solely to the Trust estate for the payment of any claims hereunder (or under any Note) or for the performance hereof (or of any Note). The foregoing limitation of liability is in addition to, and not exclusive of, any limitation of liability applicable to such Persons by operation of law. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issue of the Notes.
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                                TABLE OF CONTENTS

                                                                      Page
PARTIES ...........................................................    1
RECITALS ..........................................................    1

           Form of Face of Note ...................................    1
           Form of Trustee's Certificate
              of Authentication ...................................    4
           Form of Reverse of Note ................................    4

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.01. Definitions
     Accounting Principles ........................................   19
     Accredited Investor ..........................................   19
     Act ..........................................................   19
     Affiliate ....................................................   19
     Appraisal ....................................................   19
     Appraiser ....................................................   19
     Board of Trustees ............................................   20
     Board Resolution .............................................   20
     Business Day .................................................   20
     Cash Flow ....................................................   20
     Consolidated Debt ............................................   20
     Consolidated Interest Expense ................................   20
     Consolidated Net Income ......................................   20
     Consolidated Net Worth .......................................   21
     Consolidated Secured Debt ....................................   21
     Consolidated Subsidiary ......................................   21
     Corporate Trust Office .......................................   21
     Debt .........................................................   21
     Depositary ...................................................   22
     Event of Default .............................................   22
     Excludable Non-Recourse and Subsidiary Debt ..................   22
     Global Note ..................................................   22
     Gross Assets .................................................   22
     Holder" or "Noteholder .......................................   23
     Indenture ....................................................   23
     Interest" or "interest .......................................   23
     Interest Payment Date ........................................   23
     Issuer .......................................................   23
     Lien .........................................................   23

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     Make-Whole Amount ............................................   23
     Maturity .....................................................   24
     Non-Recourse Debt ............................................   24
     Note .........................................................   24
     Note Register ................................................   24
     Notice of Issuance ...........................................   24
     Officers' Certificate ........................................   24
     Opinion of Counsel ...........................................   24
     Outstanding ..................................................   24
     Paying Agent .................................................   25
     Person .......................................................   25
     Private Placement Legend .....................................   25
     Purchase Agreement ...........................................   25
     Qualified Institutional Buyer ................................   26
     Real Property ................................................   26
     Real Property Value ..........................................   26
     Record Date ..................................................   26
     Redemption Date ..............................................   26
     Redemption Price .............................................   26
     Registrar ....................................................   26
     Regulations ..................................................   26
     Reinvestment Rate ............................................   26
     Request" and "Order ..........................................   27
     Responsible Officer ..........................................   27
     Rule 144A ....................................................   27
     Secured Debt .................................................   27
     Securities Act ...............................................   27
     Stated Maturity ..............................................   27
     Statistical Release ..........................................   27
     Subordinated Securities ......................................   27
     Subsidiary ...................................................   27
     Trustee ......................................................   28
     United States ................................................   28
     U.S. Government Obligations ..................................   28
     U.S. Person ..................................................   28
     SECTION 1.02. Form of Documents Delivered to Trustee;
                   Compliance Certificates and Opinions ...........   29
     SECTION 1.03. Acts of Holders of Notes .......................   30
     SECTION 1.04. Notices, etc., to Trustee or Issuer ............   31
     SECTION 1.05. Effect of Headings and Table of Contents .......   31
     SECTION 1.06. Successors and Assigns .........................   31
     SECTION 1.07. Separability Clause ............................   31
     SECTION 1.08. Benefits of Indenture ..........................   31
     SECTION 1.09. Governing Law ..................................   32
     SECTION l.10. Legal Holidays .................................   32
     SECTION 1.11. Consent to Jurisdiction and Service of Process .   32
     SECTION 1.12. Disclaimer of Liability of Shareholders and
                   Others .........................................   33


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                                   ARTICLE TWO

                           ISSUE, EXECUTION, FORM AND
                              REGISTRATION OF NOTES

SECTION 2.01.     Form Generally; Title and Terms .................   33
SECTION 2.02.     Denominations ...................................   35
SECTION 2.03.     Execution, Authentication and Delivery of Notes .   35
SECTION 2.04.     Registration, Transfer and Exchange .............   36
SECTION 2.05.     Mutilated, Defaced, Destroyed, Lost and Stolen
                  Notes ...........................................   41
SECTION 2.06.     Persons Deemed Owners ...........................   42
SECTION 2.07.     Cancellation of Notes; Destruction Thereof ......   43

                                  ARTICLE THREE

                  SATISFACTION AND DISCHARGE; DEPOSITED MONEYS

SECTION 3.01.     Satisfaction and Discharge of Indenture .........   43
SECTION 3.02.     Application of Trust Money ......................   44
SECTION 3.03.     Satisfaction, Discharge and Defeasance of Notes .   45

                                  ARTICLE FOUR

                             COVENANTS OF THE ISSUER
                                 AND THE TRUSTEE

SECTION 4.01.     Payment of Principal and Interest ...............   47
SECTION 4.02.     Maintenance of Office or Agency; Appointment of
                  Paying Agent ....................................   47
SECTION 4.03.     Existence of Issuer .............................   48
SECTION 4.04.     Information .....................................   49
SECTION 4.05.     Maintenance of Property; Insurance ..............   49
SECTION 4.06.     Trustee .........................................   49
SECTION 4.07.     Compliance with Laws ............................   49
SECTION 4.08.     Limitations on Debt .............................   50
SECTION 4.09.     Minimum Net Worth ...............................   50
SECTION 4.10.     Debt Service Coverage ...........................   50
SECTION 4.11.     Annual Real Property Appraisal ..................   50
SECTION 4.12.     File Statement Annually with the Trustee ........   50
SECTION 4.13.     Further Assurances ..............................   51
SECTION 4.14.     Defeasance of Certain Obligations ...............   51


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                                  ARTICLE FIVE

                                    REMEDIES

SECTION 5.01.     Events of Default Defined; Acceleration of
                  Maturity; Waiver of Default .....................   53
SECTION 5.02.     Collection of Debt and Suits for Enforcement by
                  Trustee .........................................   55
SECTION 5.03.     Trustee May File Proofs of Claim ................   56
SECTION 5.04.     Trustee May Enforce Claims Without Possession of
                  Notes ...........................................   57
SECTION 5.05.     Application of Money Collected ..................   58
SECTION 5.06.     Limitation on Suits by Noteholders ..............   58
SECTION 5.07.     Unconditional Rights of Holders to Receive
                  Principal and Interest ..........................   59
SECTION 5.08.     Restoration of Rights and Remedies ..............   60
SECTION 5.09.     Rights and Remedies Cumulative ..................   60
SECTION 5.10.     Delay or Omission Not Waiver ....................   60
SECTION 5.11.     Control by Holders ..............................   60
SECTION 5.12.     Waiver of Past Defaults .........................   61
SECTION 5.13.     Undertaking for Costs ...........................   61
SECTION 5.14.     Notice of Default to Holders of Notes ...........   61

                                   ARTICLE SIX

                             CONCERNING THE TRUSTEE

SECTION 6.01.     Duties and Responsibilities of the Trustee;
                  During Default; Prior to Default ................   62
SECTION 6.02.     Certain Rights of Trustee .......................   63
SECTION 6.03.     Trustee Not Responsible for Recitals or Issuance
                  of Notes ........................................   64
SECTION 6.04.     Trustee and Agents May Hold Notes ...............   64
SECTION 6.05.     Moneys Held in Trust ............................   65
SECTION 6.06.     Compensation and Indemnification of Trustee and
                  Its Prior Claim .................................   65
SECTION 6.07.     Right of Trustee to Rely on Officers'
                  Certificate, etc. ...............................   66
SECTION 6.08.     Corporate Trustee Required; Eligibility .........   66
SECTION 6.09.     Resignation and Removal; Appointment of
                  Successor .......................................   66
SECTION 6.10.     Acceptance of Appointment by Successor ..........   68
SECTION 6.11.     Merger, Conversion, Consolidation or Succession
                  to Business .....................................   68


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                                  ARTICLE SEVEN

                      CONSOLIDATION, MERGER, SALE OF ASSETS

SECTION 7.01.     Issuer May Consolidate, etc., on Certain Terms ..   69
SECTION 7.02.     Successor Issuer Substituted ....................   70
SECTION 7.03.     Opinion of Counsel to Trustee ...................   70

                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

SECTION 8.01.     Supplemental Indentures Without Consent of
                  Holders .........................................   71
SECTION 8.02.     Supplemental Indentures With Consent of
                  Holders; Waiver of Future Compliance ............   72
SECTION 8.03.     Execution of Supplemental Indentures ............   73
SECTION 8.04.     Effect of Supplemental Indentures ...............   74
SECTION 8.05.     Reference in Notes to Supplemental Indentures ...   74

                                  ARTICLE NINE

                               REDEMPTION OF NOTES

SECTION 9.01.     Optional Redemption .............................   74
SECTION 9.02.     Notice of Redemption ............................   75
SECTION 9.03.     Deposit of Redemption Price .....................   76
SECTION 9.04.     Payment of Notes Called for Redemption ..........   76

                                   ARTICLE TEN

                             MEETINGS OF NOTEHOLDERS

SECTION 10.01.    Notice; Quorum; Actions Taken ...................   77

TESTIMONIUM

SIGNATURES AND SEALS

ACKNOWLEDGMENTS

EXHIBIT A - Form of Accredited Investor Letter


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            THIS INDENTURE, dated as of March 15, 1996 between CORPORATE
PROPERTY INVESTORS, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (hereinafter called the "Issuer"), having its principal office at Three Dag Hammarskjold Plaza, 305 East 47th Street, New York, New York 10017, and Chemical Bank, a corporation organized and existing under the laws of the State of New York, as Trustee hereunder (hereinafter called the "Trustee"), having its corporate trust office at 450 West 33rd Street, New York, New York 10001.

                                    RECITALS

            WHEREAS, the Issuer has duly authorized the creation of an issue of its 7 7/8% Notes Due 2016 (the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

            WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

            NOW, THEREFORE THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Notes by the Holders thereof; it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Notes, that the Notes and the Trustee's certificate of authentication shall be in substantially the following form:

                             [FORM OF FACE OF NOTE]

                              [Global Note Legend]

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR 0THER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON

IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                           [Private Placement Legend]

            THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE LATER OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR NOTE HERETO) OR THE SALE HEREOF (OR ANY PREDECESSOR NOTE HERETO) BY THE ISSUER OR ANY AFFILIATE OF THE ISSUER (COMPUTED IN ACCORDANCE WITH PARAGRAPH (d) OF RULE 144 UNDER THE SECURITIES ACT) OR (Y) BY AN AFFILIATE OF THE ISSUER OR BY ANY HOLDER THAT WAS AN AFFILIATE OF THE ISSUER AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE ISSUER, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER OVER WHICH IT EXERCISES SOLE INVESTMENT DISCRETION THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) OUTSIDE THE UNITED STATES PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (4) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT WHICH DELIVERS A CERTIFICATE IN THE FORM OF EXHIBIT A TO THE INDENTURE TO THE INDENTURE TRUSTEE UNDER THE INDENTURE DATED AS OF MARCH 15, 1996, BETWEEN THE ISSUER AND CHEMICAL BANK, AS INDENTURE TRUSTEE. THE HOLDER MUST, PRIOR TO ANY TRANSFER PURSUANT TO CLAUSE (3) OR (4) ABOVE, FURNISH TO THE INDENTURE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                                                               CUSIP #220027AG1

No. ____                                                       $________________


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                          CORPORATE PROPERTY INVESTORS

                              7 7/8% NOTE DUE 2016

            CORPORATE PROPERTY INVESTORS, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (hereinafter called the "Issuer", which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________ or registered assigns, upon surrender hereof the principal sum of _________ United States Dollars ($_______) on March 15, 2016 and to pay interest thereon, semiannually in arrears, on each March 15 and September 15 (an "Interest Payment Date") in each year, commencing with September 15, 1996, at 7 7/8% per annum, from the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if the date hereof is an Interest Payment Date to which interest has been paid or duly provided for, then from the date hereof or, if no interest has been paid or duly provided for, from March 25, 1996, in each case until the principal hereof is paid or payment thereof is duly provided for. Notwithstanding the foregoing, if the date hereof is after March 1 or September 1 in any year and before the following March 15 or September 15 in such year, this Note shall bear interest from such March 15 or September 15, as applicable, provided that if the Issuer shall default in the payment of interest due on such March 15 or September 15, as applicable, then this Note shall bear interest from the next preceding Interest Payment Date to which interest on the Note has been paid or duly provided for, or if no interest has been paid or duly provided for, from March 25, 1996. The interest so payable on any Interest Payment Date will, subject to the provisions contained in the Indenture (as hereinafter defined), be paid to the Person in whose name this Note is registered at the close of business in the city of New York on the March 1 or September 1 (in either case, the "Record Date") next preceding the September 15 or March 15, respectively, on which such Interest Payment Date falls. Such payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            The statements set forth in the legend are an integral part of the terms of this Note and by acceptance hereof each holder of this Note agrees to be Subject to and bound by the terms and provisions set forth in such legend.

            Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth on the face hereof.


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            Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed by the manual or facsimile signature of a duly authorized officer of the Issuer.

Dated:

                                            CORPORATE PROPERTY INVESTORS

[Seal]

                                            By:
                                               ---------------------------------

               DISCLAIMER OF LIABILITY OF SHAREHOLDERS AND OTHERS

            Corporate Property Investors is the designation of the Trustees under a Declaration of Trust, as amended and restated, on file with the Secretary of the Commonwealth of Massachusetts, and neither the shareholders nor the Trustees, officers, employees or agents of the Trust created thereby, nor any of their personal assets, shall be liable hereunder, and all persons dealing with the Trust shall look solely to the Trust estate for the payment of any claims hereunder or for the performance hereof. The foregoing limitation of liability is in addition to, and not exclusive of, any limitation of liability applicable to such persons by operation of law. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issue of the Notes.

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

            This is one of the Notes described in the within-mentioned
Indenture.

                                            CHEMICAL BANK, as Trustee

                                            By:
                                               ---------------------------------

                                               Authorized Officer


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                            [FORM OF REVERSE OF NOTE]

                          CORPORATE PROPERTY INVESTORS

                              7 7/8% NOTE DUE 2016

            1. This Note is one of a duly authorized issue of Notes of the Issuer designated as its 7 7/8% Notes Due 2016 (herein called the "Notes"), limited (except as otherwise provided in the Indenture referred to below), in aggregate principal amount to $250,000,000. The Notes are issued and to be issued under the Indenture, dated as of March 15, 1996 (herein called the "Indenture"), between the Issuer and Chemical Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders (as defined in the Indenture) of the Notes. The Holders of the Notes will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the offices of the paying agent referred to below.

            2. The Notes are direct unsecured obligations of the Issuer and rank equally with all other unsecured and unsubordinated obligations of the Issuer. The Notes are issuable in fully registered form without coupons in denominations of $250,000 and integral multiples thereof.

            3. (a) The Notes are not entitled to any mandatory sinking fund. The Notes may be redeemed at the Issuer's option, in whole at any time or from time to time in part, upon notice as described below, at a redemption price equal to the sum of (i) the principal amount of the Note, plus interest through the date of redemption, and (ii) the Make-Whole Amount (as defined in the Indenture), if any (the "Redemption Price").

            (b) Notice of redemption of the Notes, in whole or in part, as the case may be, shall be given in accordance with paragraph 8, at least once not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. Notice having been given, the Notes so called for redemption shall become due and payable on the date fixed for redemption and upon presentation and surrender thereof will be paid at the Redemption Price at the place or places of payment and in the manner specified herein.


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

            4. Pursuant to the terms of the Indenture, the Issuer has initially appointed Chemical Bank as paying agent (the "Paying Agent"), as transfer agent for the exchange and transfer of the Notes, and as Registrar. The Issuer shall have the right, at any time and from time to time, to terminate any such appointment and to appoint any substitute or additional paying agents, subject to the terms and conditions set forth in the Indenture.

            5. (a) Principal and the Make-Whole Amount, if any, on the Notes will be payable against surrender of such Notes at the Corporate Trust Office of the Paying Agent in the City of New York. Payment of interest on the Notes will be made to the person in whose name such Note is registered at the close of business in the City of New York on the Record Date next preceding the relevant Interest Payment Date notwithstanding the cancellation of such Note upon any transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date; provided that if and to the extent the Issuer shall default in the payment of interest due on such payment date, such defaulted interest shall be paid to the persons in whose names the Notes are registered at the close of business on a subsequent Record Date established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 15 days preceding such subsequent Record Date, such Record Date to be not less than ten days preceding the date of payment of such defaulted interest. Payment of such interest will be made (i) by dollar check drawn on a bank in the City of New York sent to the Holder's registered address or (ii) to any Holder of $5,000,000 or more aggregate principal amount of the Notes, upon written instructions to the Paying Agent not later than the relevant Record Date, by wire transfer in immediately available funds to a dollar account maintained by such Holder, as the case may be, with a bank in the United States designated by such Holder (but only if such bank shall have appropriate facilities therefor). Interest payments on this Note shall include interest accrued from and including the date indicated on the face hereof, or from but excluding the most recent date to which interest has been paid or duly provided for, to but excluding the related Interest Payment Date or date of Maturity as the case may be. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months and, in the case of an incomplete month, the actual number of days elapsed.

            (b) Should the Issuer at any time default in the payment of any principal of or the Make-Whole Amount, if any, or interest on this Note, the Issuer will pay interest on the amount in default (to the extent permitted by law in


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

the case of interest on interest) at the rate of interest borne by the Notes.

            (c) The Issuer covenants that as long as this Note shall be outstanding it shall at all times maintain a paying agency in the Borough of Manhattan, the City of New York for payments with respect to Notes. Notice of any termination or appointment and of any change in the office through which any Paying Agent, transfer agent or Registrar will act will be promptly given once in the manner described in paragraph 8.

            6. Except as otherwise provided in the Indenture with respect to amounts deposited by the Issuer with the Trustee to effect a defeasance of the Notes or certain covenants and provisions in the Indenture, all moneys paid by the Issuer to the Trustee or any other Paying Agent for the payment of principal of and the Make-Whole Amount, if any, or interest on any Note and remaining unclaimed for two years after such principal, the Make-Whole Amount, if any, or interest shall have become due and payable shall be repaid to the Issuer and, to the extent permitted by law, the Holder of such Note thereafter shall look only to the Issuer for payment thereof and all liability, if any, of the Trustee or any Paying Agent with respect to such deposited amount shall thereupon cease.

            7. The Issuer agrees to provide the Holder hereof and any prospective purchaser hereof designated by such Holder, upon request of such Holder or such prospective purchaser, such information required by Rule 144A
(d)(4) under the Securities Act as will enable resales of this Note to be made pursuant to Rule 144A; provided, however, that the Issuer shall not be required to provide more information Pursuant to this paragraph 7 than is required by Rule 144A as in effect on the date of the Indenture, but may elect to do so if necessary as a result of subsequent amendments to such Rule. Further, this Note and related documentation may be amended or supplemented from time to time (x) to modify the restrictions on, and procedures for, resales and other transfers of the Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or provide alternative procedure in compliance with applicable law and practices relating to the resale or other transfer of restricted securities generally and (y) to accommodate the issuance, if any, of this Note in book-entry form and matters related thereto (although no such amendment or supplement may require that this Note, if it is outstanding at the time such amendment or supplement becomes effective, be placed in book-entry form). The Holders of this Note Shall be deemed, by the acceptance of this Note, to have agreed to any such amendment or supplement.


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

            8. All notices to the Noteholders will be mailed to Holders of Notes at their registered addresses.

            9. (a) In case any Note shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and, upon the request of the Issuer, the Trustee shall authenticate and deliver, a new Note bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the apparently destroyed, lost or stolen Note. In every case the applicant for a substitute Note shall furnish to the Issuer and to the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them and any agent of the Issuer or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Note and of the ownership thereof. In case any Note which has matured or is about to mature shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Note pay or authorize the payment of the same, if the applicant for such payment shall furnish to the Issuer and to the Trustee security or indemnity and, in every case of apparent destruction, loss or theft, satisfactory evidence, in each case as set forth in the preceding sentence. Upon the issuance of any substitute Note, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            (b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 9(e), a Note or Notes, duly endorsed or accompanied by a duly executed instrument of assignment and transfer, may be exchanged for an equal aggregate principal amount of Notes in different authorized denominations or Notes may be exchanged for a Note or Notes of authorized denominations by surrender of such Note or Notes at the Corporate Trust Office of the Trustee in the City of New York, together with a written request for the exchange.

            (c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 9(e), a Note may be transferred in whole or in part (in the amount of U.S. $250,000 and integral multiples thereof) by the Holder or Holders surrendering the Note for registration of transfer at the office of any transfer agent or at the office of the Registrar, duly endorsed or accompanied by a duly executed instrument of assignment and transfer. Upon presentation of this Note for registration of transfer as provided herein, the Registrar shall register the transfer of this Note only if
(i) the Registrar shall have received written instructions from the Issuer to effect such transfer, (ii) the Note is presented for registration of transfer at least three years after the later of the issuance of this Note (or any predecessor Note hereto) and the sale hereof (or any predecessor Note hereof) by the Issuer or an affiliate (within the meaning of Rule 144 under the Securities Act or any successor rule thereto, hereinafter referred to as an "Affiliate") of the Issuer (computed in accordance with paragraph (d) of Rule 144 under the Securities Act) by a Holder that certifies that it was not at the date of such transfer or during the three months preceding such date of transfer an Affiliate of the Issuer or (iii) the Holder hereof shall have properly completed the Certificate of Transfer below or a transfer instrument substantially in the form of such Certificate of Transfer and have delivered such Certificate of Transfer or transfer instrument (together with any transferee certification required as part of the Certificate of Transfer and any letter required by the Issuer or the Trustee to be delivered by the transferee with such certificate of transfer or transfer instrument) to the Trustee.

            (d) The costs and expenses of effecting any exchange or registration of transfer pursuant to the foregoing provisions, except for the expenses of delivery by mail and except, if the Issuer shall so require, the payment of a sum sufficient to cover any tax or other governmental charge or insurance charges that may be imposed in relation thereto, will be borne by the Issuer.

            (e) The Issuer, Trustee or Registrar may decline to accept any request for an exchange or registration of transfer during the period of 15 days preceding the due date for any payment of principal of or interest on the Notes.

            (f) Each purchaser of this Note will be deemed to have represented and agreed as follows: (i) it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and it or such account is (x) a "Qualified Institutional Buyer" (as defined in Rule 144A of the Securities Act) and is aware that the sale to it is being made in reliance on Rule 144A under the Securities Act; or (y) an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and in the case of each of (x) and (y) it is acquiring this Note for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act) or fractionalization thereof or with any intention of reselling this Note or any part hereof, subject to any requirement of law that the disposition of its property or the property of such investor account or accounts to be at all times within its or their control and subject to its or their ability to resell this Note pursuant to Rule 144A, Regulation S or other exemption from registration available under the Securities Act; (ii) it acknowledges that this Note has not been and will not be registered under the Securities Act and may not be sold except as permitted below; (iii) it agrees that (A) if it should transfer this Note (or any predecessor Note hereto) within three years after the later of the original issuance of the Notes and the sale thereof by the Issuer or an Affiliate of the Issuer (computed in accordance with paragraph (d) of Rule 144 under the Securities Act) or if it was at the date of such transfer or during the three months preceding such date of transfer an Affiliate of the Issuer it will do so in compliance with any applicable state securities or "Blue Sky" laws and only (1) to the Issuer, (2) to Qualified Institutional Buyers in compliance with Rule 144A under the Securities Act, (3) outside the United States pursuant to an exemption from registration in accordance with Regulation S under the Securities Act, or (4) to an Accredited Investor, but only if, in connection with any transfer a certificate in the form of Exhibit A to the Indenture is delivered by the transferee to the Registrar, and (B) it will give the transferee notice of any restrictions on resale of this Note; prior to any proposed transfer pursuant to clause (3) or (4) above, the purchaser may be required to furnish to the Trustee and the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; (iv) it understands that this Note, unless otherwise agreed by the Issuer and the Holder thereof, will bear the legend on the face of this Note; (v) it has received the information, if any, requested by it pursuant to Rule 144A under the Securities Act, has had full opportunity to review such information and has received all additional information necessary to verify such information; and (vi) it understands that the Issuer, the Managers (as defined in the Offering Memorandum relating to the Notes) and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the acknowledgments, representations or warranties deemed to have been made by it by its purchase of this Note are no longer accurate, it shall promptly notify the Issuer. If it is acquiring this Note as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account.

            10. In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of 66-2/3% in aggregate principal amount of the Notes then outstanding and that, prior to any such declaration, such Holders may waive any default under the Indenture and its consequences, except a default in the payment of principal of or the Make-Whole Amount, if any, or interest on any of the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Note) shall be conclusive and binding upon such Holder and upon all future holders and owners of this Note and any Note which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Note or such other Notes.

            11. The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time Outstanding (or such lesser amount as may have acted at a Noteholders' meeting pursuant to Article Ten of the Indenture), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Notes; provided that no such supplemental indenture shall without the consent of each Holder of an Outstanding Note affected thereby (i) change the Stated Maturity of the principal of or the due date for any installment of interest on, any Note, or reduce the principal amount thereof or the Make-Whole Amount, if any, or the interest thereon or on any amount payable upon redemption or acceleration thereof, (ii) change the coin or currency in which any Note or interest thereon is payable, (iii) impair the right to institute suit for the enforcement of any payment on or with respect to any Note, (iv) reduce the above-stated percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required to modify or amend the Indenture or the provisions of the Notes, (v) modify any of the provisions of Section 5.12 or 8.02 of the Indenture, except to increase any of the percentages set forth therein or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby or (vi) reduce the quorum requirements or the percentage of votes required for the adoption of any action at a meeting of Noteholders. In addition, this Note and related documentation may be amended or supplemented from time to time (i) to modify the restrictions on, and procedures for, resales and other transfers of this Note to reflect any change in applicable law or regulation (or the interpretation thereof) or provide alternative procedures in compliance with applicable law and practices relating to the resale or other transfer of restricted securities generally and (ii) to accommodate the issuance, if any, of Notes in book-entry form and matters related thereto (although no such amendment or supplement may require that a Note Outstanding at the time such amendment or supplement becomes effective be placed in book-entry form). Each Holder of this Note shall be deemed, by the acceptance of such Note, to have agreed to any amendment or supplement described in the immediately preceding sentence.

            12. The Indenture provides that persons entitled to vote a majority in aggregate principal amount of the Notes at the time outstanding shall constitute a quorum at a meeting of Holders of Notes. In the absence of such a quorum at a meeting of Holders of Notes called by the Issuer, such meeting shall be adjourned for a period of not less than 10 days and, in the absence of a quorum at any such adjourned meeting, such adjourned meeting shall be further adjourned for another period of not less than 10 days. At any subsequent reconvening of any meeting of Holders of Notes adjourned for lack of a quorum, persons entitled to vote 25% in aggregate principal amount of the Notes at the time outstanding shall constitute a quorum. Any action which may be taken by a meeting of Holders of Notes requires a vote of the Holders of the lesser of (a) a majority of the aggregate principal amount of the Notes then outstanding or
(b) 75% in aggregate principal amount of the Holders of Notes represented and voting at the meeting.

            13. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and the Make-Whole Amount, if any, and interest on this Note at the times and rate herein prescribed.

            14. The Indenture provides that the Issuer may merge or consolidate with, or sell or convey all or substantially all its assets to, any corporation or other entity and that such corporation or other entity may assume the obligations of the Issuer under the Indenture and the Notes without the consent of the Noteholders provided that certain conditions are met.

            15. The Indenture provides that, upon satisfaction of certain terms and conditions as set forth in the Indenture, the Issuer (a) will be discharged from any and all obligations in respect of this Note (except for certain obligations to register the transfer or exchange of Notes, to replace any stolen, lost or mutilated Note, to maintain paying agencies and hold monies in trust) and (b) has the option to omit to comply with certain covenants and certain provisions of the Indenture shall cease to apply, in the case of each of (a) and (b) above, 91 days after the deposit with the Trustee, in trust, of money and/or U.S. Government Obligations (as defined in the Indenture), which through the payment of interest and principal thereof in accordance with their terms will provide money in sufficient amount to pay the principal of and interest on this Note on the Stated Maturity of such payments in accordance with the terms of the Indenture and this Note.

            16. The Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Note is registered as the absolute owner thereof for all purposes and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

            17. The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

            18. All terms not otherwise defined herein shall have the meanings specified in the Indenture.

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

            TEN COM--as tenants in common

            UNIF GIFT MIN AT--..........Custodian............

                  Under Uniform Gifts to Minors Act

                  .................................

            TEN ENT--as tenants by the entireties

            JT TEN--as joint tenants with right of survivorship and not as tenants in common

            Additional abbreviations may also be used though not in the above list.

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(please print or typewrite name and address including zip code of assignee and insert Taxpayer Identification No.)

this Note and all rights hereunder, hereby irrevocably constituting and appointing ___________________________ attorney to transfer this Note on the books of the Issuer, with full power of substitution in the premises.

(The following is not required for sales or other transfers of this Note to or through or with the written approval of the Issuer.)

                             CERTIFICATE OF TRANSFER

            In connection with any transfer of this Note occurring prior to the date which is three years after the later of the issuance of this Note (or any predecessor Note) and the sale hereof by an Affiliate of the Issuer (computed in accordance with paragraph (d) of Rule 144 under the Securities Act) or by a Holder that was at the date of such transfer or during the three months preceding such date of transfer an Affiliate of the Issuer, the undersigned confirms that:

Transferor Certifications

1. Applicable Exemption [check one]

[_]   (a)   This Note is being transferred by the undersigned to a transferee that is, or that the undersigned reasonably believes to be, a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to and in accordance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[_]   (b)   This Note is being transferred by the undersigned to a transferee that is an "accredited investor" (within the meaning of Rule
            501(a)(l), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Registrar a signed letter containing certain representations and agreements relating to the restrictions on transfers of such Notes (the form of which letter can be obtained from the Registrar) and that the undersigned has been advised by the transferee that it is acquiring this Note for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act) or fractionalization thereof or with any intention of reselling this Note or any part thereof, subject to any requirement of law that the disposition of its property being at all times within its control and subject to its ability to resell this Note pursuant to Rule 144A, Regulation S or other exemption from registration available under the Securities Act of 1933, as amended.

                                       or

[_]   (c)   This Note is being transferred by the undersigned in an "Offshore
            Transaction" (as defined in Regulation S under the Securities Act of
            1933, as amended) to a transferee that is not, or that the undersigned reasonably believes not to be, a "U.S. Person" (as defined in Regulation S under the Securities Act of 1933, as amended) pursuant and in accordance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

            2. Affiliation with Issuer [check if applicable]

      [_]   (a)   The undersigned represents and warrants that it is, or at some time during which it held this Note was, an Affiliate of the Issuer.

            (b) If 2(a) above is checked and if the undersigned was not an Affiliate of the Issuer at all times during which it held this Note, indicate the most recent date as of which the undersigned was an Affiliate of the Issuer:
                  _______________________________________________________.

            (c) If 2(a) above is checked and if the transferee will not pay the full purchase price for the transfer of this Note on or prior to the date of transfer indicate when such purchase price will be paid: _________________.

TO BE COMPLETED BY TRANSFEREE

IF 1(a) ABOVE IS CHECKED AND THE TRANSFEROR IS NOT A QUALIFIED INSTITUTIONAL
BUYER:

            The undersigned represents and warrants that it is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information.

Dated:________________________________    ______________________________________
                                          NOTICE: To be executed by an officer.

TO BE COMPLETED BY TRANSFEREE

IF 1(c) ABOVE IS CHECKED:

            The undersigned represents and warrants that it is not a "U.S. Person" (as defined in Regulation S under the Securities Act of 1933, as amended).

Dated:________________________________    ______________________________________
                                          NOTICE: To be executed by an officer.

            If none of the boxes under the Applicable Exemption section of the Transferor Certifications is checked or if any of the above representations required to be made by the transferee is not made, the Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof.

THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX ABOVE UNDER ITEM 2(A) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS NOTE AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE ISSUER.

Dated:________________________________    ______________________________________
                                          NOTICE: The signature of the Holder to
                                          this assignment must correspond with
                                          the name as written upon the face of
                                          this

                        (Schedule for Global Notes Only]

                                          Note in every particular, without
                                          alteration or enlargement or any
                                          change whatsoever.

                      SCHEDULE OF EXCHANGES IN GLOBAL NOTE

            The following exchanges of a part of this Global Note have been made:

========================================================================
               Amount of      Amount of
               decrease       Increase         Principal      Signature
               in             in               Amount of      of
               Principal      Principal        this           Authorized
               amount of      Amount of        Global         Officer of
               this           this             Note After     Trustee or
Date of        Global         Global           such           Note
Exchange       Note           Note             Exchange       Custodian
--------       ----           ----             --------       ---------
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

========================================================================

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

            SECTION 1.01. Definitions.

            The following terms (except as otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section.

                  (1) The terms defined in this Article have the meanings
            assigned to them in this Article and include the plural as well as the singular;

                  (2) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Accounting Principles; and

                  (3) The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            "Accounting Principles" means generally accepted accounting principles as in effect from time to time, provided that when determining the Issuer's consolidated assets, liabilities, revenues and expenses, the Issuer shall include only its proportional share of the assets, liabilities, revenues and expenses of any controlled entity that is not wholly owned.

            "Accredited Investor" shall mean an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

            "Act" when used with respect to any Holder of a Note has the meaning specified in Section 1.03.

            "Affiliate" has the meaning assigned thereto in Rule 144 under the Securities Act and any successor rule thereto.

            "Appraisal" means an appraisal referred to in Section 4.11 hereof.

            "Appraiser" means Landauer Associates, Inc., or any other nationally recognized, independent appraiser that is a member of the Appraisal Institute selected by the Issuer and acceptable to the Trustee, which acceptance shall be deemed given unless the Trustee reasonably objects to the selection on the basis of such appraiser's lack of national recognition, independence or qualification as a member of the Appraisal Institute.

            "Board of Trustees" means the Board of Trustees of the Issuer or the executive or any other committee of such Board authorized to exercise the powers and authority of such Board in connection herewith.

            "Board Resolution" when used with reference to the Issuer means a copy of a resolution, certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Trustees and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means a day which is not a Saturday, Sunday or a legal holiday or a day on which banks are required or authorized to be closed in the State of New York.

            "Cash Flow" means for any period Consolidated Net Income for such period plus depreciation and amortization expense for such period (determined in accordance with Accounting Principles) to the extent deducted in determining Consolidated Net Income for such period.

            "Consolidated Debt" means as at any date the Debt of the Issuer and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with Accounting Principles.

            "Consolidated Interest Expense" means for any period consolidated interest expense (whether accrued or paid) on the Consolidated Debt for such period, including, without limitation but without duplication, (i) any interest accrued or paid during such period which is capitalized, (ii) the portion of any obligation under capitalized leases allocable to interest expense during such period and (iii) any dividends paid in cash during such period on preferred stock of a Consolidated Subsidiary held by a person other than the Issuer or a wholly-owned Consolidated Subsidiary, in each case determined in accordance with Accounting Principles.

            "Consolidated Net Income" means for any period the consolidated income (or loss) before nonrecurring items of the Issuer and its Consolidated Subsidiaries for such period, determined in accordance with Accounting Principles.

            "Consolidated Net Worth" means at any date Gross Assets at such date less the aggregate outstanding principal amount of Consolidated Debt (excluding Excludable Non-Recourse and Subsidiary Debt) at such date.

            "Consolidated Secured Debt" means at any date that portion of Consolidated Debt at such date that is attributable to (i) Secured Debt of the Issuer at such date and (ii) Debt of any Subsidiary at such date.

            "Consolidated Subsidiary" means at any date any Subsidiary or other entity (including, without limitation, a partnership or limited liability company), the accounts of which would be consolidated with those of the Issuer in its consolidated financial statements in accordance with Accounting Principles if such statements were prepared as of such date.

            "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office is, at the date of execution of this Indenture, located at 450 West 33rd Street, New York, New York 10001, Attention:
Corporate Trustee Administration Department.

            "Debt" of any Person (the "Obligor") means at any date, without duplication, (i) all obligations of the Obligor for borrowed money or for the unpaid purchase price of property or services or for unpaid taxes, (ii) all obligations of any other Person for borrowed money or for the unpaid purchase price of property or services or for unpaid taxes in respect of which the Obligor is liable, contingently or otherwise, to pay or advance money or property as guarantor, endorser or otherwise (except as endorser for collection in the ordinary course of business) or which the Obligor has agreed to purchase or otherwise acquire, (iii) all obligations of any other Person for borrowed money or for the purchase price of property or services or for unpaid taxes secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by the Obligor whether or not the Obligor has assumed or become liable for the payment of such obligations and (iv) any lease of property, real or personal, by the Obligor, as lessee, to the extent that, in accordance with Accounting Principles, it is required to be capitalized on a balance sheet of the lessee; provided, however, that with respect to obligations set forth in clause (iii) above involving the Obligor's subordination of (a) the payment of lease rentals on Real Property owned by the Obligor or (b) the Obligor's interest in Real Property to the payment of a mortgage loan or other secured indebtedness which is solely the obligation of any other Person, the amount of indebtedness or other obligations of any other Person to be included in Debt shall not be deemed to exceed the amount of the Obligor's interest in such Real Property as determined in accordance with the most recent Appraisal.

            "Depositary" means the depositary for the Global Notes initially appointed by the Issuer pursuant to Section 2.01(f), until a successor depositary shall have become such pursuant to such Section and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder.

            "Event of Default" means any event or condition specified in Section 5.01.

            "Excludable Non-Recourse and Subsidiary Debt" means as of any determination date that portion of Consolidated Debt that is attributable to the following (as set forth in a certificate from the Chairman or chief financial officer delivered to the Trustee): (i) that portion of any Non-Recourse Debt of the Issuer or any Subsidiary that is in excess of the FMV of the assets securing such Debt and (ii) that portion of any Subsidiary's Debt which is not otherwise recourse to the Issuer in excess of the FMV of such Subsidiary's assets. Such officer's certificate shall set forth the FMV of the relevant assets (together with the basis therefor). For purposes of this definition, the term "FMV" with respect to any asset means (a) if such asset is Real Property that was valued in the most recent Appraisal, then the value of such asset as set forth in such appraisal, (b) if such asset is Real Property acquired after the valuation date of the most recent Appraisal, then the purchase price thereof and (c) in all other cases, the fair market value as determined in good faith by the Chairman or chief financial officer of the Issuer.

            "Global Note" has the meaning specified in Section 2.01(f).

            "Gross Assets" means at any date (without duplication) the sum of
(i) the consolidated Real Property Value of the Issuer and its Consolidated Subsidiaries, (ii) cash and all other assets of the Issuer and its Consolidated Subsidiaries which, in accordance with Accounting Principles, would at such time be included on a consolidated balance sheet of the Issuer and its Consolidated Subsidiaries (other than Real Property and any asset which is classified as an intangible asset under Accounting Principles, including, without limitation, goodwill, patents, trademarks, trade names, copyrights and franchises), all determined as of the valuation date for the most recent Appraisal and (iii) if not included in the assets described in clause (ii), the value of any notes and contract receivables held by the Issuer pursuant to its Employee Share Purchase Plan as indicated in the most recent Appraisal.

            "Holder" or "Noteholder" when used with respect to any Note means the Person in whose name the Note is registered in the Note Register.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Interest" or "interest" means the interest payable on the Notes.

            "Interest Payment Date" has the meaning specified in the form of face of Note.

            "Issuer" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor entity shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor entity.

            "Lien" means any mortgage, lien, pledge, charge or other security interest or encumbrance of any kind (including any right under any conditional sale or other title retention agreement).

            "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Note, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semiannual basis, such principal and interest at the Reinvestment Rate (determined on the Business Day immediately preceding the date of such redemption or declaration of accelerated payment) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Notes being redeemed or paid.

            "Maturity" means, when used with respect to any Note, the date on which the principal and the Make-Whole Amount, if any, of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

            "Non-Recourse Debt" of any Person means at any time all Debt secured by a Lien in or upon property owned by such Person where the rights and remedies of the holder of such Debt do not extend to assets other than the property constituting security therefor. Notwithstanding the foregoing, Debt of any Person shall not fail to constitute Non-Recourse Debt by reason of the inclusion in any document evidencing, governing, securing or otherwise relating to such Debt provisions to the effect that such Person shall be liable, beyond the assets securing such Debt, for (i) misapplied moneys, including insurance and condemnation proceeds and security deposits, (ii) liabilities of the holders of such Debt and their affiliates to third parties, including environmental liabilities, (iii) breaches of customary representations and warranties given to the holders of such Debt and (iv) such other obligations as are customarily excluded from the exculpation provisions of so-called "non-recourse" loans made by commercial lenders to institutional borrowers.

            "Note" means a registered Note authenticated and delivered under this Indenture.

            "Note Register" has the meaning specified in Section 2.04(a).

            "Notice of Issuance" means a Request of the Issuer pursuant to
Section 2.03.

            "Officers' Certificate" means a certificate signed by both the President and any Senior Vice-President or the General Counsel of the Issuer and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Issuer, Cravath, Swaine & Moore or other counsel of nationally recognized standing.

            "Outstanding" when used with respect to Notes means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                  (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Notes for whose payment money in the necessary amount has been theretofore deposited with the Trustee or the Paying Agent in trust for the Holders of such Notes; and

                  (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered or which have been paid pursuant to Section 2.05 of this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by bona fide holders in due course;

Provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder and for purposes of determining Outstanding Notes under Section 5.01, Notes owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor. In case of a dispute as to such right, any decision by the Trustee taken in good faith upon and in accordance with the advice of counsel shall be full protection to the Trustee.

            "Paying Agent" means any Person appointed by the Issuer pursuant to
Section 4.02 to pay the principal of, the Make-Whole Amount, if any, or interest on any Notes on behalf of the Issuer.

            "Person" means any individual, corporation, partnership, joint venture, association joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Private Placement Legend" has the meaning set forth in Section 2.04(g).

            "Purchase Agreement" means the Purchase Agreement among the Issuer, J.P. Morgan Securities Inc. and Lazard Freres & Co. LLC dated as of March 20, 1996.

            "Qualified Institutional Buyer" has the meaning assigned thereto in Rule 144A.

            "Real Property" means land, right in land, and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights in land, or interests therein, including, without limitation, fee ownership of land or improvements, options, leasehold, joint venture, limited liability company or partnership interests in land or improvements, or notes, debentures, bonds or other evidences of indebtedness collateralized by or otherwise secured in any way by mortgages, or interests in any of the foregoing instruments.

            "Real Property Value" means at any time the fair market value of the equity in all interests in Real Property held at such time by the Issuer and its Consolidated Subsidiaries as set forth in the most recent Appraisal to which shall be added related debt secured by real property, to the extent that such debt has been deducted in determining such fair market value.

            "Record Date" has the meaning specified in the form of face of Note.

            "Redemption Date" has the meaning set forth in Section 9.02.

            "Redemption Price" has the meaning set forth in Section 9.01.

            "Registrar" has the meaning set forth in Section 2.04.

            "Regulation S" means Regulation S under the Securities Act, and any successor regulation thereto.

            "Reinvestment Rate" means .50% (one-half of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the period remaining until the Stated Maturity of the Notes. If no maturity exactly corresponds to such period, yields for the two published maturities most closely corresponding to such period shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

            "Request" and "Order" when used with reference to the Issuer mean, respectively, a written request or order signed in the name of the Issuer by the Chairman of the Board of Trustees or the President or any Senior Vice President, the General Counsel, or the Treasurer of the Issuer, delivered to the Trustee.

            "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

            "Rule 144A" means Rule 144A under the Securities Act and any successor rule thereto.

            "Secured Debt" means, with respect to any Person, any Debt of such Person that is secured by a Lien on any of its assets.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Stated Maturity" when used with respect to any Note or any installment of interest thereon means the date specified in such Note as the fixed date on which the principal of such Note, the Make-Whole Amount, if any, or such installment of interest is due and payable.

            "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. Government Obligations adjusted to constant maturities or, if such statistical release is not published at the time of any determination hereunder, then such other reasonably comparable index which shall be designated by the Issuer.

            "Subordinated Securities" of any Person means shares of beneficial interest or stock, or other equity interest, in such Person (whether common or preferred, voting or nonvoting, redeemable or non-redeemable) and Debt of such Person which shall have been expressly subordinated in right of payment at maturity, upon acceleration or otherwise by the instrument creating such Debt to the Notes.

            "Subsidiary" means (i) any corporation, trust or other entity governed by a board of directors, board of trustees or other body exercising similar authority over the affairs thereof, securities or ownership interests of which having ordinary voting power to elect a majority of such board or body are at the time of determination directly or indirectly owned by the Issuer, (ii) any limited liability company, general or limited partnership or joint venture of which the Issuer directly or indirectly owns the interest of a manager, general partner or joint venture and (iii) any other legal entity in which the Issuer owns a majority of voting equity interests; provided, however, that (A) for purposes of Section 5.01, such limited liability company, partnership, venture or entity shall be deemed not to be a "Subsidiary" unless, pursuant to applicable law and the instruments and agreements governing the organization of such limited liability company, partnership, venture or entity, the Issuer directly or indirectly shall have the right to cause such limited liability company, partnership, venture or entity to take, or to refrain from taking, the action described in such Section and (B) for purposes of Article Four, such limited liability company, partnership, venture or entity shall be deemed not to be a "Subsidiary" unless, pursuant to applicable law and the instruments and agreements governing the organization of such limited liability company, partnership, venture or entity, the Issuer directly or indirectly shall have the right to cause compliance by such limited liability company, partnership, venture or entity with the provisions of such Article. For purposes of the proviso to the preceding sentence, the Issuer shall not be deemed to have the right to cause the subject limited liability company, partnership, venture or entity to take or refrain from taking any action or to comply with any covenant unless the Issuer has the right to cause the subject limited liability company, partnership, venture or entity to obtain the necessary funds required for it to take or refrain from taking such action or to comply with such covenants.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "United States" means the United States of America.

            "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States.

            "U.S. Person" has the meaning assigned thereto in Regulation S.

            SECTION 1.02. Form of Documents Delivered to Trustee; Compliance Certificates and Opinions. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture other than a Request pursuant to Section 2.03 for the initial authentication of Notes pursuant to this Indenture, there shall be furnished to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this

Indenture shall include a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            SECTION 1.03. Acts of Holders of Notes.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Notes signing such instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 1.03.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

            (c) The principal amount and serial numbers of Notes held by any Person, and the date of his holding the same, shall be proved by the Note Register.

            (d) At any time prior to the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note the serial number of which is shown by the evidence to be included in the Notes the Holders of which have consented to such action may (to the extent permitted by applicable law), by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in this Section 1.03, revoke such consent so far as it concerns such Note. Except as aforesaid, any such action by the Holder of any Note (to the extent permitted by applicable law) shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Note issued in exchange or substitution therefor irrespective of whether or not any notation in regard thereto is made upon each Note or upon any Note issued in exchange or substitution therefor.

            SECTION 1.04. Notices, etc., to Trustee or Issuer. Except as provided in Section 5.01, any request, demand, authorization, direction, notice, consent, waiver or Act of Holders of Notes or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder of Notes or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office to the attention of Corporate Trustee Administration Department, or

                  (2) the Issuer by the Trustee or by any Holder of Notes shall be sufficient for every purpose hereunder if in writing, and delivered by hand, mailed, first-class postage prepaid, or telexed or telecopied and confirmed by mail, first-class postage prepaid, addressed to the Issuer at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee by the Issuer.

All notices, elections, requests and demands required or permitted under this Indenture shall be in the English language.

            SECTION 1.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 1.06. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer or the Trustee shall bind their respective successors and assigns, whether so expressed or not.

            SECTION 1.07. Separability Clause. In case any provision in this Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 1.08. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 1.09. Governing Law. This Indenture and each of the Notes shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 1.10. Legal Holidays. In any case where the Stated Maturity of any Note or the date on which any installment of interest is due and payable shall be a day which is not a Business Day, then (notwithstanding any other provision of this Indenture or the Notes) payment of interest, the Make-Whole Amount, if any, or principal need not be made on such day but may be made on the next succeeding Business Day, with the same force and effect as if made at the Stated Maturity or due date and no interest shall accrue on such payment for the intervening period after such Stated Maturity or due date to such next succeeding Business Day.

            SECTION 1.11. Consent to Jurisdiction and Service of Process. The Issuer waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue in any suit, action or proceeding arising out of or relating to this Indenture or any Note brought in any New York State or United States Federal court sitting in the Borough of Manhattan in the City of New York and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. The Issuer agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Issuer and may be enforced in any court to the jurisdiction of which the Issuer is subject by a suit upon such judgment, provided that service of process is effected upon the Issuer in the manner specified in the following paragraph or as otherwise permitted by law.

            As long as any of the Notes remain Outstanding, the Issuer will at all times during which the Issuer does not maintain an office in the Borough of Manhattan, the City of New York have an authorized agent in the Borough of Manhattan, the City of New York upon whom process may be served in any legal action or proceeding arising out of or relating to the Indenture or any Note and will upon the appointment of such agent promptly notify the Trustee in writing of the name and address of such agent. Service of process upon such agent and written notice of such service mailed or delivered to the Issuer shall to the extent permitted by law be deemed in every respect effective service of process upon the Issuer in any such legal action or proceeding.

            Nothing in this Section shall affect the right of the Trustee or any Noteholder to serve process in any manner permitted by law or limit the right of the Trustee to bring proceedings against the Issuer in the courts of any jurisdiction or jurisdictions.

            SECTION 1.12. Disclaimer of Liability of Shareholders and Others. Corporate Property Investors refers to the Trustees for the time being under a Second Amended and Restated Declaration of Trust dated as of March 16, 1995, as amended, on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust provides that the obligations of Corporate Property Investors shall not constitute personal obligations of its Trustees, officers, shareholders, employees or agents, and that all persons dealing with Corporate Property Investors shall look solely to the assets of Corporate Property Investors for satisfaction of any liability of Corporate Property Investors, and will not seek recourse against such Trustees, officers, shareholders, employees or agents or any of them or any of their personal assets for such satisfaction. The foregoing limitation of liability is in addition to, and not exclusive of, any limitation of liability applicable to such persons by operation of law. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issue of the Notes.

                                   ARTICLE TWO

                           ISSUE, EXECUTION, FORM AND
                              REGISTRATION OF NOTES

            SECTION 2.01. Form Generally; Title and Terms.

            (a) The Notes, including the face of the Notes, the reverse of the Notes and the Trustee's certificate of authentication shall be in substantially the forms set forth above, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by such execution.

            The definitive Notes shall be printed, lithographed, engraved or otherwise produced as determined by the officers executing such Notes as evidenced by such execution.

            (b) Except for Notes authenticated and delivered in exchange for or in lieu of Notes pursuant to Section 2.04, 2.05 or 8.05, the aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $250,000,000 principal amount.

            The Notes shall be known and designated as the 7 7/8% Notes Due 2016 of the Issuer. Their Stated Maturity shall be March 15, 2016. The Notes shall bear interest as provided in the form of Note.

            (c) The Notes and transfers thereof shall be registered as provided in Section 2.04.

            (d) Each Note shall be dated the date of its authentication.

            (e) The Notes shall not be entitled to any mandatory sinking fund. The Notes shall be redeemable by the Issuer as provided for in Article Nine.

            (f) The Notes may be issued in whole or in part in the form of one or more global notes (the "Global Notes"). The Issuer shall execute and the Trustee shall, in accordance herewith and upon the Order of the Issuer, authenticate and deliver one or more Global Notes that (i) shall represent and shall be denominated in an aggregate principal or face amount of the Outstanding Notes to be represented by such Global Note or Notes, (ii) shall be registered in the name of the Depositary or the nominee of the Depositary, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (iv) shall bear the legend set forth below.

            The Issuer initially designates The Depository Trust Company ("DTC") as the depositary for the Global Notes. The Issuer and the Trustee shall enter into a customary letter of representation with DTC, providing for, among other things, a legend restricting transfer of the Global Notes.

            The Depositary nay be treated by the Issuer as the owner of such Global Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer from giving effect to any written certification, proxy or other authorization furnished by or to the Depositary or impair, as between the Depositary and its participants, the operation of customary practices governing the exercise of the rights of a holder of any Note.

            The Holder of any Global Note, by its acceptance thereof, and the Trustee agree that such Global Note shall be transferred pursuant to Section 2.04 hereof only in whole and not in part to a nominee of DTC, a successor to DTC or a nominee of such successor which is another clearing agency registered under the Securities Exchange Act of 1934, as amended.

            If at any time DTC (or any successor Depositary) notifies the Issuer that it is unwilling or unable to continue as Depositary for the Global Note or at any time DTC (or such successor Depositary) shall no longer be eligible under this Section 2.01, the Issuer shall appoint a successor Depositary with respect to the Global Notes and such successor shall enter into a customary letter of representation with the Issuer and the Trustee. If a successor Depositary for the Global Notes is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, or if an Event of Default has occurred and is continuing, the Notes shall thereafter no longer be in the form of the Global Notes and the Issuer shall execute and the Trustee upon receipt of an Order of the Issuer for the authentication and delivery of certificated Notes, will authenticate and deliver, certificated Notes in any authorized denominations in an aggregate principal amount of the Global Notes in exchange for the Global Notes, such certificated Notes to be in denominations and registered in the names specified by the Depositary; provided that if such Event of Default is waived pursuant to Section 5.01 or is no longer continuing, such certificated Notes need not be issued and if already issued may, at the Holder's request, be represented again by a Global Note in accordance with this
Section 2.01.

            SECTION 2.02. Denominations. The Notes are issuable in registered form in denominations of $250,000 and integral multiples thereof.

            SECTION 2.03. Execution. Authentication and Delivery of Notes. The Notes shall be executed on behalf of the Issuer by a duly authorized officer of the Issuer. Any such signature may be manual or facsimile.

            Notes bearing the manual or facsimile signature of any Person who was, at the actual date of execution thereof, a duly authorized officer of the Issuer shall bind the Issuer, notwithstanding that such Person has ceased to be a duly authorized officer prior to the authentication and delivery of such Notes. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver to the Trustee for authentication Notes executed by the Issuer and, upon written Request of the Issuer, the Trustee shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

            Except as otherwise provided in Sections 3.03 and 4.14 of this Indenture with respect to amounts deposited by the Issuer with the Trustee to effect a defeasance of the Notes or certain covenants and provisions in the Indenture, all monies paid by the Issuer to the Trustee or other Paying Agent for the payment of principal of and, the Make-Whole Amount, if any, or interest on any Note and remaining unclaimed for two years after such principal, Make-Whole Amount or interest shall have become due and payable shall be repaid to the Issuer and, to the extent permitted by law, the Holder of such Note thereafter shall look only to the Issuer for payment thereof and all liability, if any, of the Trustee or any Paying Agent with respect to such deposited amount shall thereupon cease.

            SECTION 2.04. Registration, Transfer and Exchange.

            (a) The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 4.02 for such purpose being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and for transfers of Notes. The Issuer hereby appoints Chemical Bank as the Registrar. The registration of transfer of a Note by the Registrar shall be deemed to be the acknowledgment of such transfer on behalf of the Issuer. Upon surrender for registration of transfer of any Note at an office or agency of the Issuer designated pursuant to
Section 4.02 for such purpose, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination and of a like aggregate principal amount.

            (b) Notwithstanding the provisions of Section 2.04(a), the following procedures and restrictions with respect to the registration of any transfer of any Note other than a Global Note shall apply:

            (i) The Registrar shall register the transfer of any Note, whether or not such Note bears the Private Placement Legend, if the requested transfer is (x) to the Issuer, or (y) by a Holder that certifies that it was not at the date of such transfer or during the three months preceding such date of transfer an Affiliate of the Issuer and such transfer is at least three years after the later of (A) the issue date of such Note (or any predecessor of such Note) and (B) the last date on which the Issuer or any Affiliate of the

      Issuer was the beneficial owner of such Note (or any predecessor Note), determined as set forth in Section 2.04(j) hereof and computed in accordance with paragraph (d) of Rule 144 under the Securities Act. No further documents, certifications or other evidence need be supplied in respect of any such transfer.

            (ii) The Registrar shall register the transfer of a Note, whether or not such Note bears the Private Placement Legend, if each of (i) the Holder of such Note and (ii) the proposed transferee (if so required by the Certificate of Transfer) has properly completed the Certificate of Transfer, or a transfer instrument substantially in the form of such Certificate of Transfer, and has delivered such Certificate to the Registrar, together, in the case of a transfer to an Accredited Investor, with a letter from the transferee in the form of Exhibit A hereto.

            (iii) The Registrar shall register the transfer of a Note to or from a depositary organization for any other institutional trading system designated by the Issuer in a Notice of Issuance or otherwise set forth in a written notice to the Registrar. In connection with any such transfer to such depositary organization for deposit in such other institutional trading system, no further documents, certifications or other evidence need be supplied to the Registrar in respect thereof. In connection with any such transfer out of such other institutional trading system, the Registrar shall receive such documents, certifications or other evidence from the transferor or transferee as are specified in such Notice of Issuance or other written notice.

            (iv) If so specified in the Notice of Issuance with respect to the Notes, the Registrar shall register the transfer of the Notes, from or through any dealer, placement agent or other person specified by the Issuer in such Notice of Issuance which has agreed in writing to offer, sell and effect transfers of Notes only to a prospective purchaser who such dealer, placement agent or other person has reasonable grounds to believe and does believe is a Qualified Institutional Buyer or an Accredited Investor who will make representations with respect to itself substantially to the same effect as set forth in the Certificate of Transfer. No further documents, certifications or other evidence need be supplied in respect of any such transfer.

            (v) With respect to any requested transfer of a Note not provided for in clauses (i) through (iv) above, the Registrar shall, subject to such additional procedures as the Issuer may establish, register such transfer upon surrender of such Note. Such additional procedures may include, without limitation, (x) the delivery by the transferor or the proposed transferee of an opinion of counsel reasonably satisfactory to the Issuer to the effect that such transfer may be effected without registration under the Securities Act and
      (y) the delivery by the proposed transferee of representation letters in form and substance reasonably satisfactory to the Issuer to ensure compliance with the provisions of the Securities Act.

            (vi) Upon receipt of the duly completed Note and any required instruments of transfer, transfer notices or other written statements or documents, the Registrar shall register the transfer and complete, countersign and deliver in the name of the designated transferee or transferees, one or more new Notes of authorized denominations in the principal amount specified on such Note.

            (vii) The Registrar shall have no liability whatsoever to any party so long as it registers the transfer in accordance with the, instructions described here.

            (c) Notwithstanding any other provisions of this Indenture, so long as a Global Note remains Outstanding, and is held by the Registrar, as custodian for the Depositary, unless the transferee shall otherwise request in writing to the Registrar, no certificated Note shall be issued or authenticated in connection with the transfer of any certificated Note pursuant to the exemption from registration provided by Rule 144A. Instead, upon acceptance for transfer of any certificated Note, the Registrar shall cancel such certificated Note and shall, in lieu of issuing a new certificated Note in exchange for the certificated Note surrendered for registration of transfer, endorse on the schedule affixed to such Global Note (or on a continuation of such schedule affixed to such Global Note and made a part thereof), an appropriate notation evidencing the date and an increase in the principal amount of such Global Note in an amount equal to the principal amount of such certificated Note. All provisions of this Section 2.04 relating to the transfer of Notes (other than those relating to the issuance and authorization of a new Note) shall apply to any transfer resulting in an increase in the principal amount of such Global Note. The Registrar shall notify the Depositary promptly of any increase in the principal amount of any Global Note.

            Notwithstanding any other provisions of this Indenture, resales or other transfers of Notes represented by a Global Note made in compliance with Rule 144A or made on or subsequent to the date that is three years after the later of (i) the original issue date of such Note (or any predecessor of such Note) and (ii) the last day on which the Issuer or any Affiliate of the Issuer was the beneficial owner of such Note (or any predecessor of such Note), determined as set forth in Section 2.04(j) hereof and computed in accordance with paragraph (d) of Rule 144 under the Securities Act, by a beneficial owner that was not at the date of such transfer or during the three months preceding such date of transfer an Affiliate of the Issuer will be conducted according to the rules and procedures of the Depositary applicable to U.S. corporate debt obligations and without notice to, or action by, the Registrar. Upon notice from the beneficial owner (or an agent of the beneficial owner) of Notes represented by a Global Note that such beneficial owner intends to resell or transfer such Notes (x) otherwise than pursuant to Rule 144A prior to three years after the later of (i) the original issue date of such Note (or any predecessor of such Notes) and (ii) the last date on which the Issuer or any Affiliate of the Issuer was the beneficial owner of such Note (or any predecessor of such Note), determined as set forth in Section 2.04(j) hereof and computed in accordance with paragraph (d) of Rule 144 under the Securities Act or (y) otherwise than pursuant to Rule 144A if such beneficial owner was at the proposed date of such transfer or during the three months preceding such proposed date of transfer an Affiliate of the Issuer, and upon satisfaction by the transferor and, if applicable, the transferee, of the conditions necessary for the registration of transfer of a Note set out in Section 2.04(b), the Registrar shall and is authorized by the holder of such Global Note, by its acceptance thereof, to endorse on the schedule affixed to such Global Note (or on a continuation of such schedule affixed to such Global Note and made a part thereof), an appropriate notation evidencing the date and the reduction in the principal amount of such Global Note equal to the principal amount of the portion of the Global Note being transferred and shall authenticate and deliver a certificated Note registered in the name of the transferee or its nominee in an equal aggregate principal amount. The Registrar shall notify the Depositary promptly of any decrease in the principal amount of any Global Note.

            (d) Except as otherwise provided on the face of the Notes with respect to the payment of interest on Notes transferred between Record Dates and Interest Payment Dates, each Note authenticated and delivered upon any transfer or exchange for or in lieu of the whole or any part of any Note shall carry all the rights to interest, if any, accrued and unpaid and to accrue which were carried by the whole or such part of such Note.

            (e) The Issuer, Trustee or Registrar may decline to exchange or register the transfer of any Note during the period of 15 days preceding (i) the due date for any payment of principal of, the Make-Whole Amount, if any, or interest, on the Notes or (ii) the date on which Notes are scheduled for redemption.

            (f) Transfer, registration and exchange shall be permitted and executed as provided in this Section without any charge other than any stamp or other taxes or governmental charges or insurance charges payable on transfers or any expenses of delivery but subject to such reasonable regulations as the Issuer and the Registrar may prescribe.

            (g) Upon the transfer, exchange or replacement of Notes not bearing the private placement legend set forth in the form of Note (the "Private Placement Legend"), the Trustee shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Trustee shall deliver only Notes that bear the Private Placement Legend unless the circumstances contemplated by Section 2.04(b)(i)(y) above exist.

            (h) Any Note or Notes may be exchanged for a Note or Notes in other authorized denominations, in an equal aggregate principal amount. Notes to be exchanged shall be surrendered at an office or agency to be maintained by the Issuer for such purpose as provided in Section 4.02, and the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor the Note or Notes which the Noteholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

            All Notes presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

            All Notes issued upon any transfer or exchange of Notes shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

            (i) The Issuer agrees to make available such information as is required by Rule 144A(d)(iv) as in effect on the original issue date of the Notes. Further, the Notes and related documentation may be amended or supplemented from time to time in accordance with Section 8.01 (i) to modify the restrictions on, and procedures for, resales and other transfers of the Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or provide alternative procedures in compliance with applicable law and practices relating to the resale or other transfer of restricted securities generally and (ii) to accommodate the issuance, if any, of Notes in book-entry form and matters related thereto (although no such amendment or supplement may require that a Note outstanding at the time such amendment or supplement becomes effective be placed in book-entry form). Each Holder of any Note shall be deemed, by the acceptance of such Note, to have agreed to any such amendment or supplement.

            (j) For purposes of determining the last day on which the Issuer or any Affiliate of the Issuer was the beneficial owner of a Note, the Registrar and the Issuer shall rely on the representations as to "Affiliation with Issuer" set forth on the Certificate or Certificates of Transfer delivered to it from and after the date of issuance of such Note (or any predecessor Note) in connection with transfers of such Note. The Registrar, the Issuer and all Holders of Notes shall be entitled to rely without further investigation on any certification by any transferor on the Certificate of Transfer. Unless a transferor required to provide a Certificate of Transfer shall certify thereon that it is or at some time during which it held such Note was an Affiliate of the Issuer, such transferor shall be deemed to have represented that it is not nor has it been at any time during which it held such Note an Affiliate of the Issuer.

            SECTION 2.05. Mutilated, Defaced, Destroyed, Lost and Stolen Notes. In case any Note shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Note, or in lieu of and substitution for the Note so apparently destroyed, lost or stolen. In every case the applicant for a substitute Note shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Note and of the ownership thereof.

            Upon the issuance of any substitute Note, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Note which has matured or has been called for redemption in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Note, with the Holder's consent in the case that the Note is called for redemption, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Note), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote. and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Note and of the ownership thereof.

            Every substitute Note issued pursuant to the provisions of this Section by virtue of the fact that any Note is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the apparently destroyed, lost or stolen Note shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Notes duly authenticated and delivered hereunder. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, defaced, or apparently destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

            SECTION 2.06. Persons Deemed Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, the Make-Whole Amount, if any, and (subject to the provisions for payment of interest set forth in the form of Note) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary to the extent permitted by applicable law.

            SECTION 2.07. Cancellation of Notes; Destruction Thereof. All Notes surrendered for payment, redemption, or registration of transfer or exchange, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Notes held by it and deliver a certificate of destruction to the Issuer. If the Issuer shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

                                  ARTICLE THREE

                  SATISFACTION AND DISCHARGE; DEPOSITED MONEYS

            SECTION 3.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of transfer or exchange herein expressly provided for), and the Trustee, upon Request of the Issuer at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (a) either

                  (i) all Notes theretofore authenticated and delivered (other thou Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.04), have been delivered to the Trustee for cancellation and 91 days (during which no event referred to in Section 5.01(e) or (f) with respect to the Issuer shall have occurred) have run from the date of delivery of the last such Note for cancellation; or

                  (ii) all such Notes not theretofore delivered to the Trustee for cancellation (1) have become due and payable, (2) will become due and payable at their Stated Maturity within one year, (3) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, or (4) are deemed paid and discharged pursuant to Section 3.03, as applicable, and in the case of (1), (2) or (3) above, 91 days (during which no event referred to in Section 5.01(e) or (f) with respect to the Issuer shall have occurred) have run from the date on which the Issuer has deposited or caused to be deposited with the Trustee or the Paying Agent, in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal, the Make-Whole Amount, if any, and interest accrued to the date of such deposit or to the Stated Maturity or Redemption Date, as the case may be;

            (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

            (c) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee and any predecessor Trustee under
Section 6.06 and, if money shall have, been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section or if money or obligations shall have been deposited with or received by the Trustee pursuant to Section 3.03, the obligations of the Trustee under Sections 3.02 and 6.06 shall survive.

            SECTION 3.02. Application of Trust Money. Subject to Section 4.02, all money deposited with the Trustee pursuant to Section 3.01, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 3.03 or 4.14 and all money received by the Trustee in respect of U.S. Governmental Obligations deposited with the Trustee pursuant to Section 3.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through the Paying Agent as the Trustee may determine, to the Holders of the Notes for whose payment such money has been deposited with the Trustee, of all sums due and to become due thereon for principal, the Make-Whole Amount, if any, and interest for whose payment such money has been deposited with or received by the Trustee or to make payments as contemplated by Section 3.03; but such money need not be segregated from other funds except to the extent required by law.

            SECTION 3.03. Satisfaction, Discharge and Defeasance of Notes. The Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Notes on the 91st day after the date of the deposit referred to in subparagraph (d) hereof, and the provisions of this Indenture shall no longer be in effect (and the Trustee, at the expense of the Issuer, shall, upon receipt of a Request of the Issuer, execute proper instruments acknowledging the same), except as to:

            (a) the rights of Holders of Notes to receive, from the trust funds described in subparagraph (d) of this Section 3.03, payment of the principal of and each installment of or interest on the Notes on the Stated Maturity of such principal or installment of principal or interest;

            (b) the Issuer's obligations with respect to the Notes under Section 2.04, 2.05 and 4.02; and

            (c) the rights, powers, trust and immunities of the Trustee hereunder and the duties of the Trustee under Section 3.02 and the duty of the Trustee to authenticate Notes issued on registration of transfer or exchange;

provided that, the following conditions shall have been satisfied:

            (d) the Issuer shall have given the Trustee written notice that it intends to exercise its right to defease the Notes under this Section 3.03 and deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of the Notes, cash in U.S. dollars (or such other money or currencies as shall then be legal tender in the United States) and/or U.S. Government Obligations which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in writing delivered to the Trustee, to pay and discharge each installment of principal of and any interest on the Notes on the dates such installments of interest or principal are due;

            (e) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound;

            (f) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

            (g) the Issuer has delivered to the Trustee (1) an opinion of counsel from Cravath, Swaine & Moore or other nationally recognized counsel or (2) there has been published by (or the Issuer has received from) the Internal Revenue Service a ruling, in the case of either (1) or
      (2), to the effect that Holders of the Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and, in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

            (h) the Issuer has delivered to the Trustee an opinion of counsel from Cravath, Swaine & Moore or other nationally recognized counsel to the effect that such deposit and the effects of such deposit set forth in the preamble to this Section 3.03 (i) will not cause the Trustee or the trust created pursuant to this Section 3.03 to constitute an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and (ii) will not, following the expiration of the 91-day period referred to in the preamble to this Section 3.03, constitute a preferential transfer (with respect to "non-insider" transferees) under
      Section 547(b) of the United States Bankruptcy Code; and

            (i) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this
      Section 3.03 have been complied with.

                                  ARTICLE FOUR

                             COVENANTS OF THE ISSUER
                                 AND THE TRUSTEE

            SECTION 4.01. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of, the Make-Whole Amount, if any, and interest on the Notes, in accordance with the terms of the Notes and this Indenture.

            Payment of principal of and the Make-Whole Amount, if any, on Notes will be made in accordance with the terms of the Notes against surrender of the Notes at the Corporate Trust Office of the Paying Agent in the City of New York. Payment of interest on the Notes will be made, in accordance with the terms of the Notes, to the respective persons in whose name the Notes are registered at the close of business on the Record Date prior to the relevant Interest Payment Date.

            The Issuer will on or before 3:00 P.M., the City of New York time, on the day which is one Business Day next preceding the due date of the principal of and the Make-Whole Amount, if any, or interest on any Notes, pay to the Paying Agent in "next day" (New York Clearing House) funds a sum sufficient to pay the principal, the Make-Whole Amount or interest, so becoming due, such sum to be held in trust for the benefit of the Holders of such Notes.

            SECTION 4.02. Maintenance of Office or Agency; Appointment of Paying Agent. So long as any of the Notes remain Outstanding, the Issuer will maintain in the City of New York the following: (a) an office or agency where the Notes may be presented for payment, (b) an office or agency where the Notes may be presented for registration of transfer and for exchange as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Issuer in respect of the Notes or of this Indenture may be served. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuer hereby initially designates the Corporate Trust Office of the Trustee as the office or agency for each such purpose. In case the Issuer shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

            The Issuer hereby appoints Chemical Bank as Paying Agent (the "Paying Agent"), for the payment of principal of, the Make-Whole Amount, if any, and interest on the Notes on behalf of the Issuer. The Issuer reserves the right at any time, and from time to time, to vary or terminate the appointment of any Paying Agent, transfer agent or Registrar or to appoint any additional or other Paying Agent or agencies or transfer agent or agencies or Registrar.

            Whenever the Issuer shall appoint a Paying Agent other than the Trustee, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.02, that it will hold all sums held by it as such agent for the payment of the principal of, the Make-Whole Amount, if any, or interest on the Notes in trust for the benefit of the Holders of the Notes, that it will give the Trustee notice of any failure by the Issuer to make any payment of the principal of, or the Make-Whole Amount, if any, or interest on the Notes when the same shall be due and payable and that, at any time during the continuance of any such default, upon the written request of the Trustee, it will forthwith pay to the Trustee all sums so held by it in trust.

            Anything in this Section 4.02 to the contrary notwithstanding, the Issuer may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, cause to be paid to the Trustee all sums held in trust by any Paying Agent hereunder as required by this
Section 4.02, such sums to be held by the Trustee upon the trust herein contained. Any money deposited with the Trustee or any Paying Agent for the payment of the principal of or the Make-Whole Amount, if any, or interest on any Note and remaining unclaimed for two years after such principal, the Make-Whole Amount or interest has become due and payable shall be paid to the Issuer, and the Holder of such Note shall thereafter look only to the Issuer for payment thereof and all liability, if any, of the Trustee or any Paying Agent with respect to such deposited amounts shall thereupon cease.

            SECTION 4.03. Existence of Issuer. The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises; provided, however, that the Issuer shall not be required to preserve the existence of the Issuer or any such right or franchise if the Board of Trustees of the Issuer shall determine that the failure to preserve such existence, right or franchise is not disadvantageous in any material respect to the Holders of Notes and in the case of such right or franchise, is no longer desirable in the conduct of the business of the Issuer.

            SECTION 4.04. Information. The Issuer will deliver to the Trustee and to each Holder of Notes upon the request of such Holder:

            (a) within 90 days after the end of each fiscal year of the Issuer, a consolidated balance sheet of the Issuer and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of cash flows, income and shareholders' equity for such fiscal year, in each case prepared in accordance with generally accepted accounting principles, setting forth in each case in comparative form the figures for the previous fiscal year, and a report and opinion thereon of independent public accountants of recognized national standing; and

            (b) within 60 days after the end of each of the first three fiscal quarters, unaudited consolidated financial statements of the Issuer and its Consolidated Subsidiaries for the portion of the Issuer's fiscal year then ended, prepared in accordance with generally accepted accounting principles, as provided to the Issuer's shareholders.

            SECTION 4.05. Maintenance of Property; Insurance.

            (a) The Issuer will keep, and will cause each Subsidiary to keep, all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

            (b) The Issuer wi11 maintain, and will cause each Subsidiary to maintain, in full force and effect at all times with financially sound and reputable insurance companies, insurance on all of its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in similar businesses.

            SECTION 4.06. Trustee. The Issuer whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in
Section 6.09, a Trustee, so that there shall at all times be a Trustee hereunder.

            SECTION 4.07. Compliance with Laws. The Issuer will comply, and, will cause each Subsidiary to comply, in all material respects, with all applicable laws, ordinances, rules, regulations, and requirements of governmental authority, except where the necessity of compliance therewith is contested in good faith or where the failure to comply would not have a material adverse effect upon the Issuer and its Consolidated Subsidiaries, taken as a whole.

            SECTION 4.08. Limitations on Debt. The Issuer shall not, at any time, permit:

            (a) Consolidated Debt (excluding Excludable Non-Recourse and Subsidiary Debt) to exceed 50% of Gross Assets, or

            (b) Consolidated Secured Debt (excluding Excludable Non-Recourse and Subsidiary Debt) to exceed 35% of Gross Assets.

            SECTION 4.09. Minimum Net Worth. The Issuer shall not, at any time, permit Consolidated Net Worth to be less than $2,000,000,000 (Two Billion Dollars).

            SECTION 4.10. Debt Service Coverage. The Issuer shall not permit Cash Flow plus Consolidated Interest Expense (but only to the extent such Consolidated Interest Expense shall have been deducted in computing Consolidated Net Income) calculated at the end of any fiscal quarter, for the four fiscal quarters then ended to be less than 150% of the sum of (x) Consolidated Interest Expense for such four fiscal quarters plus (y) all payments of principal with respect to Consolidated Debt payable during such four fiscal quarters (other than optional prepayments and any other nonperiodic payments, including lump sum or bullet payments).

            SECTION 4.11. Annual Real Property Appraisal. Prior to February 28 of each year, the Issuer will (a) cause the fair market value of the equity of the Issuer and its Subsidiaries in all interests in Real Property as of the December 31 next preceding such February 28 to be appraised by the Appraiser in conformity with and subject to the Code of Ethics and Standards of Professional Conduct of the Appraisal Institute, (b) calculate as of such December 31 the value of Gross Assets, (c) cause the Appraiser to review such calculation of Gross Assets and (d) cause to be filed with the Trustee a report from the Appraiser containing the Appraiser's opinion on the value of Gross Assets as of such December 31 and its opinion on the reasonableness of the Issuer's calculation of the value of Gross Assets as of such December 31 and stating that the appraisal referred to in clause (a) above was made in conformity with and subject to the Code of Ethics and Standards of Professional Conduct of the Appraisal Institute.

            SECTION 4.12. File Statement Annually with the Trustee. Within 120 days after the close of each fiscal year, the Issuer will file with the Trustee an Officers' Certificate, stating that in the course of the performance by the signers of their duties as officers of the Issuer, they would normally obtain knowledge of any default by the Issuer in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, that they have made a review with a view to determining whether there is any default under this Indenture, and stating whether or not they have obtained knowledge of any such default, and, if so, specifying each default of which the signers have knowledge and the nature thereof.

            At the time such Officers' Certificate is filed, the Issuer will also file with the Trustee a letter or statement of the independent accountants who shall have certified the consolidated financial statements of the Issuer for its preceding fiscal year to the effect that, in making the examination necessary for certification of such financial statements, nothing has come to their attention to cause them to believe that the Issuer failed to comply with the covenants in Sections 4.01, 4.08, 4.09 and 4.10 which failure remains uncured at the date of such letter or statement, or, if they shall have obtained knowledge of any such failure, specifying in such letter or statement the nature thereof.

            SECTION 4.13. Further Assurances. From time to time whenever requested by the Trustee, the Issuer will execute and deliver such further instruments and assurances and do such further acts as may be reasonably necessary or proper to carry out more effectually the purposes of this Indenture or to secure the rights and remedies hereunder of the Holders of the Notes.

            SECTION 4.14. Defeasance of Certain Obligations. From and after the 91st day after the date the Issuer deposits funds with the Trustee as described in paragraph (1) of this Section 4.14, the Issuer may omit to comply with any term, provision or condition set forth in Sections 4.04, 4.05, 4.07, 4.08 to 4.11, inclusive, and Section 5.01(c) and (d) and (e) and (f) (but only insofar as such paragraphs (e) and (f) relate to Subsidiaries of the Issuer), inclusive, and Article Nine shall be deemed deleted, provided that the following conditions shall have been satisfied:

            (1) the Issuer shall have given the Trustee written notice that it intends to exercise its right to defeasance under this Section 4.14 and deposited or caused to be deposited irrevocably (except as provided in Section 3.03) with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the

      Notes, cash in U.S. dollars (or such other money or currencies as shall then be legal tender in the United States) and/or U.S. Government Obligations which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants in writing delivered to the Trustee, to pay and discharge each installment of principal of and any interest on the Notes on the dates such installments of interest or principal are due;

            (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound;

            (3) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such deposit;

            (4) the Issuer has delivered to the Trustee (a) an opinion of counsel from Cravath, Swaine & Moore or other nationally recognized counsel or (b) there has been published by (or the Issuer has received from) the Internal Revenue Service a ruling, in the case of either (a) or
      (b), to the effect that Holders of the Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance of certain obligations had not occurred;

            (5) the Issuer has delivered to the Trustee an opinion of counsel from Cravath, Swaine & Moore or other nationally recognized counsel to the effect that such deposit and the effects of such deposit set forth in the preamble of this Section 4.14 (i) will not cause the Trustee or the trust created pursuant to this Section 4.14 to constitute an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and (ii) will not, following the expiration of the 91-day period referred to in the preamble to this Section 4.14, constitute a preferential transfer (with respect to "non-insider" transferees) under Section 547(b) of the United States Bankruptcy Code; and

            (6) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this
      Section 4.14 have been complied with.

                                  ARTICLE FIVE

                                    REMEDIES

            SECTION 5.01. Events of Default Defined; Acceleration of Maturity; Waiver of Default. The following events or conditions constitute Events of Default hereunder (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order, rule or regulation of any administrative body):

            (a) default in the payment of any installment of interest upon any Note when it becomes due and payable and continuance of such default for a period of 10 Business Days; or

            (b) default in the payment of principal of, or the Make-Whole Amount, if any, on, any of the Notes when due, whether at maturity, upon redemption or otherwise; or

            (c) default in the performance, or breach, of any covenant or agreement of the Issuer in this Indenture or the Notes (other than a covenant or agreement a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with or default in the payment of principal, the Make-Whole Amount, if any, or interest), and continuance of such default or breach for a period of 30 days after there shall have been given to the Issuer by the Trustee, by registered or certified mail, or to the Issuer and the Trustee, by registered or certified mail, by the Holders of at least 25% in principal amount of the Outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (d) acceleration of, or failure to pay at maturity, Debt (other than Non-Recourse Debt) of the

      Issuer or any Subsidiary in an aggregate principal amount in excess of $10,000,000 which acceleration is not rescinded or annulled or which Debt is not discharged, in either case, within 30 days after there shall have been given to the Issuer by the Trustee, by registered or certified mail, or to the Issuer and the Trustee, by registered or certified mail, by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes, a written notice specifying such acceleration or failure to pay and requiring the Issuer to remedy the same; or

            (e) the entry of a decree or order for relief in respect of the Issuer (or any Subsidiary that has outstanding Debt (other than Non-Recourse Debt) with an aggregate principal amount in excess of $10,000,000) by a court having jurisdiction in the premises in an involuntary case under the United States Federal bankruptcy laws, as now or hereafter constituted, or any other applicable United States Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official) of the Issuer (or any such Subsidiary) or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (f) the commencement by the Issuer (or any Subsidiary that has outstanding Debt (other than Non-Recourse Debt) with an aggregate principal amount in excess of $10,000,000) of a voluntary case under the United States Federal bankruptcy laws, as now or hereafter constituted, or any other applicable United States Federal or State bankruptcy, insolvency or other similar law, or the consent by it (or any such Subsidiary) to the entry of an order for relief in an involuntary case under any such law as to the appointment of a receiver, liquidator, assignee, custodian, trustee, seqestrator (or other similar official) of the Issuer (or any such Subsidiary) or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer (or any such Subsidiary) in furtherance of any such action.

            If an Event of Default set forth in Section 5.01(a) or (b) occurs and is continuing, then and in every such case (i) the Trustee by a notice in writing to the

Issuer may declare all the Notes to be due and payable immediately or (ii) the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes may by written notice to the Issuer and the Trustee declare the Notes to be due and payable immediately, and upon any such declaration the Notes shall be immediately due and payable at the principal amount thereof, plus accrued interest to the date the Notes are paid, plus the Make-Whole Amount, if any. If an Event of Default set forth in Section 5.01(c) or (d) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes may declare all the Notes to be due and payable immediately by a notice in writing to the Issuer (and to the Trustee if given by Holders) and upon such declaration the Notes shall be immediately due and payable at the principal amount plus accrued interest to the date the Notes are paid, plus the Make-Whole Amount, if any. If an Event of Default set forth in Section 5.01(e) or (f) occurs, the Notes shall automatically become due and payable at the principal amount thereof plus accrued interest to the date the Notes are paid without any action or declaration upon the part of the Trustee or Noteholders.

            The preceding paragraph, however, is subject to the condition that if, at any time after the principal of the Notes shall have so become due and payable, before any judgment or decree for the payment of moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Notes and the expenses of the Trustee, and any and all defaults under this Indenture, other than the non-payment of Notes which shall have become due by such declaration, shall have been remedied, then in every such case the Holders of a majority in aggregate principal amount of the Notes then outstanding (or such lesser amount as may have acted at a meeting of Noteholders pursuant to Article Ten hereof), by written notice to the Issuer and the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no waiver and rescission and annulment shall extend to or shall affect any default in the payment of the principal of or interest on any of the Notes or any subsequent default or shall impair any right consequent thereon.

            SECTION 5.02. Collection of Debt and Suits for Enforcement by Trustee. The Issuer covenants that if:

            (i) in case default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of 10 Business Days, or

            (ii) default is made in the payment of the principal of and the Make-Whole Amount, if any, on any Note at the Maturity thereof,

then the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the principal amount thereof, plus the Make-Whole Amount, if any, with interest upon the overdue principal and the Make-Whole Amount and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection and all amounts payable to the Trustee and any predecessor Trustee under Section 6.06.

            If the Issuer fails to pay any amounts required under this Section
5.02 forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon the Notes, wherever situated.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or to enforce any other proper remedy.

            SECTION 5.03. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or such other obligor, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and any predecessor Trustee (including, in the case of. any such proceeding relating to the Issuer, any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel) and of the Holders of Notes allowed in such judicial proceeding,

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and

            (c) unless prohibited by law or applicable regulations, to vote on behalf of Holders of Notes in any election of a trustee in bankruptcy or other person performing similar functions;

and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Notes to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Notes, to pay, in the case of any such proceeding relating to the Issuer or to the Trustee any amount due to it or any predecessor Trustee under Section 6.06.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of Notes, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of Notes in any such proceeding, except, as aforesaid, for the election of a trustee in bankruptcy or other person performing similar functions.

            SECTION 5.04. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee (to the extent permitted by applicable law) without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes in respect of which judgment has been recovered, subject to the provisions of this Indenture.

            SECTION 5.05. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, the Make-Whole Amount, if any, or interest, upon presentation of the Notes, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee or any predecessor Trustee under Section 6.06;

            SECOND: In case the principal of the Outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes, in the order of the maturity of the installments of such interest, with interest upon the overdue installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee) at the rate of interest borne by the Notes, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

            THIRD: In case the principal of or the Make-Whole Amount, if any, on the Outstanding Notes shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Notes for principal, the Make-Whole Amount, if any, and interest, with interest on the overdue principal and installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee) at the rate of interest borne by the Notes; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Notes, then to the payment of such principal, the Make-Whole Amount, if any, and interest, without preference or priority of principal or the Make-Whole Amount, if any, over interest, or of interest over principal, or the Make-Whole Amount, if any, or of any installment of interest over any other installment of interest, ratably to the aggregate of such principal, the Make-Whole Amount, if any, and accrued and unpaid interest; and

            FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

            SECTION 5.06. Limitation on Suits by Noteholders. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this

Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Events of Default set forth in Sections 5.01(c) or (d);

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority (or 66-2/3% where expressly provided herein) in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

            SECTION 5.07. Unconditional Rights of Holders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture (but subject to the following sentence), the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, and the Make-Whole Amount, if any, and interest on such Note on the respective dates such payments are due in accordance with the terms of the Notes and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. Notwithstanding any other provision in this Indenture or any Note, the Issuer may deduct or withhold taxes or other governmental charges from or in respect of any payment required to be made under this Indenture or any Note to the extent required by applicable law.

            SECTION 5.08. Restoration of Rights and Remedies. If the Trustee or any Holder of Notes has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Trustee and the Holders of Notes shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders of Notes shall continue as though no such proceeding had been instituted.

            SECTION 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 5.10. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Notes, as the case may be.

            SECTION 5.11. Control by Holders. Except as otherwise provided herein or in the Notes, the Holders of a majority in aggregate principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:

            (1) such direction shall not be in conflict with any rule of law or with this Indenture.

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

            (3) the Trustee shall have the right to decline to follow any such action if the Trustee in good faith by its board of directors or executive committee or a trust committee of directors and/or Responsible Officers shall determine the actions or proceedings so directed would involve the Trustee in personal liability or would be unduly prejudicial to Holders not joining in such direction.

            SECTION 5.12. Waiver of Past Defaults. The Holders of not less than 66-2/3% (or such lesser amount as may have acted at a meeting of Noteholders pursuant to Article Ten hereof) in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default in the payment of the principal of, or the Make-Whole Amount, if any, or interest on any Note.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

            SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court of competent jurisdiction may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted against the Issuer by the Trustee, by any Holder of Notes, or group of Holders of Notes, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or by any Holder of any Note for the enforcement of the payment of the principal of, the Make-Whole Amount, if any, or interest on such Note on or after the respective dates such payments are due in accordance with the terms of the Notes.

            SECTION 5.14. Notice of Default to Holders of Notes. The Trustee shall at the Issuer's expense, within 90 days after any Event of Default becomes known to a Responsible Officer of it, give the Holders of Notes notice thereof, unless such default shall have been cured or waived.

                                   ARTICLE SIX

                             CONCERNING THE TRUSTEE

            SECTION 6.01. Duties and Responsibilities of the Trustee; During Default; Prior to Default. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture. In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            No provision of this Indenture shall be construed to relieve the Trustee for liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred: the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; this Subsection shall not be construed to limit the effect of this Section 6.01;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes (or 66-2/3% or 25% in principal amount where expressly provided herein) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

            (iv) none of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 6.02. Certain Rights of Trustee.

                   Subject to the provisions of Section 6.01:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Trustees of the Issuer shall be sufficiently evidenced by a Board Resolution;

            (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

            (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

            (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, or bond, debenture or other paper or document, unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Notes then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of the investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            SECTION 6.03. Trustee Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes (except the Trustee's certificate of authentication) shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Notes; provided that the Trustee shall not be relieved of its duty to authenticate Notes as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

            SECTION 6.04. Trustee and Agents May Hold Notes. The Trustee, the Paying Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes, collections, proceeds, and


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

may otherwise deal with the Issuer and may receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not Trustee, Paying Agent or such other agent.

            SECTION 6.05. Moneys Meld in Trust. Money held by the Trustee or the Paying Agent in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

            SECTION 6.06. Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees:

            (a) to pay to the Trustee from time to time such compensation as shall from time to time be agreed upon in writing by the Trustee and the Issuer or, if there be no agreement, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any predecessor Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

            (c) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim of liability or investigating any claim of liability in the premises, except to the, extent any such loss, liability or expense may be attributable to negligence or bad faith on its own part.

            To ensure the performance of the obligations of the Trustee under this Section, the Trustee shall have a claim prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of the principal of, or the Make-Whole Amount, if any, or interest on any Notes. The rights of the


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

Trustee under this Section 6.06 shall survive the satisfaction and discharge of this Indenture.

            SECTION 6.07. Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 6.01 and 6.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the good faith thereof.

            SECTION 6.08. Corporate Trustee Required; Eligibility. The Trustee shall at all times be a corporation organized and doing business under the laws of the United States of America or any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $200,000,000, subject to supervision or examination by Federal or State authority and having its principal office in the United States. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            SECTION 6.09. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.10.

            (b) The Trustee may resign at any time by giving written notice thereof to the Issuer and by mailing notice thereof by first-class mail to Holders of Notes at their last addresses as they shall appear on the Note Register. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Issuer.

            (d) If at any time:

            (i) the Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Issuer or by any Holder of a Note who has been a Holder in due course of a Note for at least six months, or

            (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer by a Board Resolution may remove the Trustee, or (B) subject to Section 5.13. any Holder of a Note who has been a Holder in due course of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by an Issuer Order, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or by the Holders of Notes or pursuant to Section 6.09(b) and shall have accepted appointment in the manner hereinafter provided in Section 6.10, any Holder of a Note who has been a Holder in due course of a Note for at least six months may, subject to Section 5.13, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee in the manner set forth in paragraph 8 on the Form of Reverse of Note. The notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

            (g) The rights of a Trustee pursuant to Section 6.06 shall survive its resignation or removal and the appointment of successor Trustees hereunder.

            SECTION 6.10. Acceptance of Appointment by Successor. Any successor Trustee appointed as provided in Section 6.09 shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment to it of all fees, expenses and other amounts owing to it hereunder, execute and deliver an instrument transferring to such, successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.06. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible and qualified under this Article.

            SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise eligible and qualified under Section 6.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            In case at any time such successor to the Trustee shall succeed to the trusts created by this Indenture, any


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

of the Notes have been authenticated, but not delivered, by the Trustee then in office, any successor, by merger, conversion or consolidation or by succeeding to all or substantially all the corporate trust business of the Trustee, to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor shall apply only to its successor or successors by merger, conversion or consolidation.

                                  ARTICLE SEVEN

                      CONSOLIDATION, MERGER, SALE OF ASSETS

            SECTION 7.01. Issuer May Consolidate. etc., on Certain Terms. The Issuer covenants that it will not merge or consolidate with any other Person or sell or convey (including by way of lease) all or substantially all of its assets to any Person (other than the sale, transfer or conveyance (including by way of lease) of all or substantially all of the Issuer's assets in a single transaction or a series of transactions to one or more wholly-owned Subsidiaries), unless (i) either (A) the Issuer shall be the continuing entity or (B) the successor entity or the Person which acquires by sale or conveyance all or substantially all the assets of the Issuer (if other than the Issuer) shall (1) expressly assume the due and punctual payment of the principal of, the Make-Whole Amount, if any, and interest on all the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture and the Notes to be performed or observed by the Issuer, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such Person, and (2) if such Person is not organized under the laws of the United States of America or any State thereof, agree in such supplemental indenture that any amount to be paid by such Person to Holders of the Notes shall be paid without deduction or withholding for any taxes, levies, imposts or charges whatsoever imposed by or for the account of the country in which any such Person is organized or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by such country as aforesaid, or any of its political subdivisions or taxing authorities, such Person will pay any such additional amount in respect of principal, Make-Whole Amount, if any, and


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

interest as may be necessary in order that the net amounts paid to the Holders of the Notes or the Trustee, as the case may be, after such deduction or withholding, shall equal the respective amounts of principal, Make-Whole Amount, if any, and interest as specified in the Notes to which such Holders or the Trustee are entitled, and (ii) the Issuer or such successor Person or acquiring Person shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

            SECTION 7.02. Successor Issuer Substituted. In the case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor entity, such successor entity shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such successor entity may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession, any or all of the Notes issuable hereunder, which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor entity instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication and any Notes which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof.

            In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to e issued as maybe appropriate.

            In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any successor entity which shall theretofore have become such in the manner described in this Article shall be. discharged from all obligations and covenants under this Indenture and the Notes and may be liquidated and dissolved.

            SECTION 7.03. Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Section 6.01 and 6.02, may rely on an Opinion of Counsel and an Officers' Certificate, as conclusive evidence that any such


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consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

            SECTION 8.01. Supplemental Indentures Without Consent of Holders. Without the consent of the Holders of any Notes, the Issuer, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

            (a) to evidence the assumption by any successor entity to the Issuer of the covenants of the Issuer herein and in the Notes contained; or

            (b) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer; or

            (c) to modify the restrictions on, and procedures for, resales and other transfers of the Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or provide alternative procedures in compliance with applicable law and practices relating to the resale or other transfer of restricted securities generally; or

            (d) to accommodate the issuance, if any, of Notes in book-entry form and matters related thereto (although no such amendment or supplement may require that a Note Outstanding at the time such amendment or supplement becomes effective be placed in book-entry form); or

            (e) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to make any provisions with respect to matters or questions arising under this Indenture, or to make any other changes herein that shall not materially adversely affect the interests of the Holders of the Notes.

            The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations


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

which may be therein contained and to accept the conveyance. transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Notes at the time Outstanding notwithstanding any of the provisions of Section 8.02.

            SECTION 8.02. Supplemental Indentures With Consent of Holders:
Waiver of Future Compliance. With the consent of the Holders of 66-2/3% (or such lesser amount as may have acted at a meeting of Noteholders pursuant to Article Ten hereof) in aggregate principal amount of the Outstanding Notes, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by Board Resolutions, and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture or to waive future compliance with the Indenture or the provisions of the Notes; provided, however, that no such supplemental indenture or waiver shall, without the consent of the Holder of each Outstanding Note affected thereby,

            (a) change the Stated Maturity of the principal of, or the due date for any installment of interest on, any Note, or reduce the principal amount thereof or the Make-Whole Amount, if any, or the interest thereon or any amount payable upon redemption or acceleration thereof, or

            (b) change the coin or currency in which any Note or the interest thereon is payable, or

            (c) impair the right to institute suit for the enforcement of any such payment on or with respect to any Note, or

            (d) reduce the above-stated percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required to modify or amend the Indenture or the provisions of any Note, or

            (e) modify any of the provisions of this Section or Section 5.12, except to increase any of the percentages set forth herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby, or

            (f) reduce the quorum requirements or the percentage of votes required for the adoption of any action at a meeting of Noteholders.

            A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of the Notes, or which modifies the rights of Noteholders, with respect to such covenant, or provision, shall be deemed not to affect the rights under this Indenture of the Noteholders.

            Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Trustees certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid and other documents, if any, required by Section 8.01, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

            It shall not be necessary for the consent of the Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

            Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall mail a notice thereof to the Holders of then Outstanding Notes by first-class mail to such Holders at their addresses as they shall appear on the Note Register. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            SECTION 8.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.01 and 6.02) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, obligations or immunities under this Indenture or otherwise.

            SECTION 8.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be and shall be deemed modified in accordance therewith and the respective rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Notes affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all other terms and conditions of any such supplemental indenture shall form a part of this Indenture for all purposes.

            SECTION 8.05. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer and the Trustee, to any such supplemental indenture may be prepared and executed by the Issuer and such Notes shall be authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                  ARTICLE NINE

                               REDEMPTION OF NOTES

            SECTION 9.01. Optional Redemption. The Issuer at its option may, at any time, redeem all, or from time to time any part, of the Notes upon payment of the principal amount of the Notes, plus accrued interest to the date of redemption, plus the Make-Whole Amount, if any (the "Redemption Price"). If less than all the Notes are to be redeemed at the option of the Issuer, the Issuer will deliver to the Trustee at least 45 days prior to the Redemption Date (or such shorter period as the Trustee may accept) an Officers' Certificate stating the aggregate principal amount of Notes to be redeemed.

            If less than all the Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Notes to be redeemed in whole or in part. Notes may be redeemed in part in multiples equal to the minimum authorized denomination for Notes. Unless the Trustee has been requested to notify Holders of redemption pursuant to the last paragraph of
Section 9.02, the Trustee shall promptly (but in no event after the later of (a) the date that is ten days after the date of receipt by the Trustee of the Officers' Certificate referred to in the first paragraph of this Section 9.01 and (b) the date that is five days before the date identified by the Issuer in such. Officers' Certificate as the date on which the Issuer intends to give notice of redemption) notify the Issuer in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes, in the case of any Note redeemed or to be redeemed only in part, relates to the portion of the principal amount of such Note which has been or is to be redeemed.

            SECTION 9.02. Notice of Redemption. Notice of redemption to the Holders of Notes to be redeemed as a whole or in part at the option of the Issuer shall be given by first-class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date of redemption (the "Redemption Date") at their last addresses as they shall appear upon the Note Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of an Note as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other Note.

            The notice of redemption to each such Holder shall specify the principal amount of each Note held by such Holder to be redeemed, the date fixed for redemption, the Redemption Price (or the method of calculating thereof in the case of the Make-Whole Amount component, if any, of the Redemption Price), the place or places of payment and that payment will 1e made upon presentation and surrender of such Notes. In the case of the redemption of Notes that are to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

            The notice of redemption of Notes at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

            Prior to sending to the Holder of any Note any notice of redemption of such Note at a Redemption Price which may include a Make-Whole Amount in accordance with the foregoing provisions, the Issuer shall compute the Make-Whole Amount, if any, with respect thereto in accordance with the foregoing provisions, and shall have delivered to the Trustee a certificate executed by an officer of the Issuer having responsibility for the calculations of Make-Whole Amounts and setting forth the applicable Make-Whole Amount, if any, and showing in reasonable detail the calculations thereof and the facts upon which such calculations are based.

            SECTION 9.03. Deposit of Redemption Price. Prior to 3:00 p.m., New York City time, on the day which is one Business Day next preceding the Redemption Date, the Issuer shall deposit with the Paying Agent in "next day" (New York Clearing House) funds an amount of money sufficient to pay on the Redemption Date the Redemption Price of all the Notes so called for redemption.

            SECTION 9.04. Payment of Notes Called for Redemption. If notice of redemption has been given as aforesaid, the Notes shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and on and after such date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest.

            If the Issuer defaults on the Redemption Date in the payment of the Redemption Price such Notes shall, until paid, bear interest from the Redemption Date at the rate borne by the Notes.

                                   ARTICLE TEN

                             MEETINGS OF NOTEHOLDERS

            SECTION 10.01. Notice; Quorum; Actions Taken.

            (a) The Issuer may at any time call a meeting of the Noteholders, such meeting to be held at such time and at such place as the Issuer shall determine, for the purposes provided in Section 8.02 hereof, or for the purpose of taking action with respect to any Event of Default under Article Five hereof. Notice of any meeting of Noteholders, setting forth the time and place of such meeting, in general terms the action proposed to be taken at such meeting and the record date for determining Holders entitled to take action at such meeting, shall be mailed to the registered address of such Holders not less than 20 nor more than 180 days prior to the date fixed for such meeting. To be entitled to vote at any meeting of Noteholders, a person must be (i) a Holder of one or more Notes on such record date or (ii) a person appointed by an instrument in writing as proxy by the Holder of one or more Notes on. such record date. The only persons ho shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Issuer or the Trustee and their respective counsel.

            (b) Persons entitled to vote a majority in principal amount of the Notes at the time Outstanding shall constitute a quorum for the purpose of any such meeting. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, a meeting which has been called by the Issuer or the Trustee shall be adjourned for a period of not less than 10 days as determined by the chairman of the meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting shall be further adjourned for a period of not less than 10 additional days as determined by the chairman of the meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in paragraph (a) of this Section
10.01. Subject to the foregoing, at the reconvening of any meeting further adjourned for lack of a quorum, the persons entitled to vote 25% in principal amount of the Notes at the time Outstanding. shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the Outstanding Notes which shall constitute a quorum.

            (c) At a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid, any resolution for any purpose provided in Article Eight hereof or for the purpose of taking any action with respect to any Event of Default under Article Five hereof shall be effectively passed and decided if passed and decided by the persons entitled to vote the lesser of (i) a majority in principal amount of Notes then Outstanding and (ii) 75% in principal amount of the Notes represented and voting at the meeting. Any Noteholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purpose of determining a quorum and be deemed to have voted, provided that such Noteholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing (which may include authorization to vote on any other matters as may come before the meeting). Any resolution passed or decision taken at any meeting of Noteholders duly held in accordance with this Section shall be binding on all the Noteholders whether or not present or represented at the meeting.

            (d) The Issuer shall appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of Persons entitled to vote a majority in principal amount of the Notes represented at the meeting. At any meeting each Noteholder or proxy shall be entitled to one vote for each $250,000 principal amount of Notes as to which he is a Noteholder or proxy; provided, however that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote except as a Noteholder or proxy. Any meeting of Noteholders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

            (e) The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the Noteholders or proxies and on which shall be inscribed an identifying number or numbers or to which shall be attached a list of identifying numbers of the Notes entitled to be voted by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the acts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the, matters therein stated.

                                    * * * * *

            This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            CORPORATE PROPERTY INVESTORS


                                            By: /s/ Harold Rolfe
                                               ---------------------------------
                                               Title: Vice President and
                                                      General Counsel

[SEAL]

Attest:


/s/ William J. Lyons
---------------------------------
Title: Vice President, Secretary
and Assistant General Counsel

                                            CHEMICAL BANK


                                            By:
                                               ---------------------------------
                                            Title:

(SEAL)

Attest:



---------------------------------
Title:

STATE OF NEW YORK  )
                   :    ss. :
COUNTY OF NEW YORK )

      On the 25th day of March, 1996, before me personally came Harold E. Rolfe, to me known, who, being by me duly sworn, did depose and say that he resides at New York, NY; that he is the Vice President and General Counsel of CORPORATE PROPERTY INVESTORS, one of the parties described in and which executed the above instrument; that he knows the seal of said Trust; that one of the seals affixed to said instrument is such seal; that it was so affixed pursuant to authority of the board of trustees of said Trust; and that he signed his name thereto pursuant to like authority.


                                      /s/ Barbara Briamonte
                                      -----------------------------
                                              Notary Public

                                           BARBARA BRIAMONTE
                                    Notary Public, State of New York
                                              No. 4811157
                                       Qualified In Nassau County
                                   Commission Expires March 30, 1998

STATE OF NEW YORK  )
                   :    ss. :
COUNTY OF NEW YORK )

            On the 22nd day of March, 1996, before me personally came Anne G. Brenner to me known, who, being by me duly sworn, did depose and say that she resides at New York, NY; that she is a [Vice President] of CHEMICAL BANK, one of the parties described in and which executed the above instrument; that she knows the corporate seal of said banking corporation; that one of the seals affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the board of directors of said banking corporation; and that she signed her name thereto pursuant to like authority.


                                      /s/ Annabelle DeLuca
                                      -----------------------------
                                              Notary Public

                                            ANNABELLE DeLUCA
                                             Notary Public,
                                           State of New York
                                             No. 01DE5013759
                                       Qualified in Kings County
                                   Certificate Filed New York county
                                   Commission Expires July 15, 1997

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       CORPORATE PROPERTY INVESTORS


                                       By:
                                          --------------------------------------
                                          Title:

[SEAL]

Attest:


--------------------------------------
Title:

                                       CHEMICAL BANK


                                       By: /s/ Anne G. Brenner
                                          --------------------------------------
                                          Title: VICE PRESIDENT

[SEAL]

Attest:


/s/ [ILLEGIBLE]
--------------------------------------
Title: SENIOR TRUST OFFICER